                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6 (e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11 or (S) 240.14a-12

                          Thermo Electron Corporation
                      ----------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Thermo Electron Corporation
                      ----------------------------------
                  (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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

[THERMO ELECTRON LOGO APPEARS HERE]


81 Wyman Street
P.O. Box 9046
Waltham, MA 02454-9046

                                                                  April 8, 1999

Dear Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of the Stockholders of Thermo Electron Corporation. Your board of directors and management look forward to greeting personally those Stockholders able to attend. Our Annual Report for the year ended January 2, 1999, is enclosed. We hope you will read it carefully. Please feel free to forward any questions you may have if you are unable to attend the meeting.

  At the meeting, you will be asked to elect four directors, to approve an amended and restated certificate of incorporation, and to vote on two stockholder proposals if they are presented at the meeting. These proposals are more fully discussed in the accompanying proxy statement, which you are urged to read carefully. Your board of directors recommends a vote FOR proposals 1 and 2 and AGAINST the stockholder proposals, if presented.

  Enclosed with this letter is a proxy authorizing three officers of the Corporation to vote your shares for you if you do not attend the meeting. It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

  On behalf of the board of directors, thank you for your cooperation and continued support.


                                          Yours very truly,

                                          /s/ George N. Hatsopoulos

                                          George N. Hatsopoulos
                                          Chairman and Chief Executive Officer


                                          /s/ Arvin H. Smith

                                          Arvin H. Smith
                                          President

                            YOUR VOTE IS IMPORTANT.

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD.

[THERMO ELECTRON LOGO APPEARS HERE]


81 Wyman Street
P.O. Box 9046
Waltham, MA 02454-9046

                                                                  April 8, 1999

To the Holders of the Common Stock of
THERMO ELECTRON CORPORATION

                           NOTICE OF ANNUAL MEETING

  The 1999 Annual Meeting of the Stockholders of Thermo Electron Corporation ("Thermo Electron" or the "Corporation") will be held on Thursday, May 27, 1999 at 3:00 p.m. at The Westin Hotel, 70 Third Avenue, Waltham,
Massachusetts. The purpose of the meeting is to consider and take action upon the following matters:

    1. Election of four directors, comprising the class of directors to be elected for a three-year term expiring in the year 2002.

    2. A proposal recommended by the board of directors to amend and restate the Corporation's certificate of incorporation.

    3. Stockholder proposals, if presented by their proponents at the meeting.

    4. Such other business as may properly be brought before the meeting and any adjournment thereof.

  The transfer books of the Corporation will not be closed prior to the meeting, but, pursuant to appropriate action by the board of directors, the record date for the determination of the Stockholders entitled to notice of and to vote at the meeting is April 7, 1999.

  The By-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented by proxy at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you may hold. Enclosed is a proxy authorizing three officers of the Corporation to vote your shares as you instruct. Whether or not you are able to be present in person, please sign the enclosed proxy and return it promptly to our transfer agent in the accompanying envelope, which requires no postage if mailed in the United States.

  This Notice, the proxy and proxy statement enclosed herewith are sent to you by order of the board of directors.

                                          SANDRA L. LAMBERT
                                          Vice President, Secretary

                                PROXY STATEMENT

  The enclosed proxy is solicited by the board of directors of Thermo Electron Corporation ("Thermo Electron" or the "Corporation") for use at the 1999 Annual Meeting of the Stockholders to be held on Thursday, May 27, 1999 at 3:00 p.m. at The Westin Hotel, 70 Third Avenue, Waltham, Massachusetts and any adjournment thereof. The mailing address of the executive office of the Corporation is 81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts 02454-9046. This proxy statement and the enclosed proxy were first furnished to Stockholders of the Corporation on or about April 12, 1999.

                               VOTING PROCEDURES

  The board of directors intends to present to the meeting the election of four directors, comprising the class of directors to be elected for a three-year term expiring in 2002, as well as one other matter: a proposal to amend and restate the Corporation's certificate of incorporation.

  The representation in person or by proxy of a majority of the outstanding shares of common stock, $1.00 par value, of the Corporation ("Common Stock") entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Shares can be voted only if the Stockholder is present in person or is represented by returning a properly signed proxy. Each Stockholder's vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

  Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the management nominees for directors, FOR the management proposal, AGAINST the stockholder proposals, and as the individuals named as proxy holders on the proxy deem advisable on all other matters as may properly come before the meeting.

  Nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. For the proposal to amend and restate the Corporation's certificate of incorporation, the affirmative vote of two-thirds of the Corporation's outstanding Common Stock is necessary for approval. For the stockholder proposals, the affirmative vote of a majority of the Corporation's outstanding Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to the proposal to amend and restate the Corporation's certificate of incorporation and the stockholder proposals have the same effect as negative votes. If you hold your shares of Common Stock through a broker, bank or other nominee, generally the nominee may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the nominee may vote on certain matters for which it has discretionary voting authority. If a nominee cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of directors, broker non-votes and withholdings of authority to vote will have no effect on the outcome of the vote. As to the proposal to amend and restate the Corporation's certificate of incorporation, which requires the affirmative vote of two-thirds of the Corporation's outstanding Common Stock, broker non-votes have the same effect as negative votes. As to the stockholder proposals, broker non-votes are not deemed to be present and represented and are not entitled to vote for the purpose of determining whether stockholder approval of that matter has been obtained, and therefore will have no effect on the outcome of the vote.

  A Stockholder who returns a proxy may revoke it at any time before the Stockholder's shares are voted at the meeting by written notice to the Secretary of the Corporation received prior to the meeting, by executing and returning a later dated proxy or by voting by ballot at the meeting.

  The outstanding stock of the Corporation entitled to vote (excluding shares held in treasury by the Corporation) as of April 7, 1999, consisted of 157,920,041 shares of Common Stock. Only Stockholders of record at the close of business on April 7, 1999 are entitled to vote at the meeting. Each share is entitled to one vote.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Four directors are to be elected at the meeting, John N. Hatsopoulos, Robert
A. McCabe, Hutham S. Olayan and Richard F. Syron are listed below as nominees for the three-year term expiring at the Annual Meeting of the Stockholders to be held in the year 2002. For purposes of this meeting, the board of directors has fixed the number of directors at twelve, divided into three classes of four directors each. Each class is elected for a three-year term at successive Annual Meetings of the Stockholders. In all cases, directors hold office until their successors have been elected and qualified, or until their earlier resignation, death or removal.

Nominees and Incumbent Directors

  Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Corporation, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships. Information regarding their beneficial ownership of the Corporation's Common Stock and of the common stock of certain subsidiaries of the Corporation is reported under the caption "Stock Ownership." All of the nominees are currently directors of the Corporation.

        Nominees for Directors Whose Term of Office Will Expire in 2002

  John N. Hatsopoulos Mr. Hatsopoulos, 64, has been a director of the Corporation since September 1997 and vice chairman of the board of directors since September 1998. He was the president of the Corporation from January 1997 until September 1998, chief financial officer from 1988 until his retirement in December 1998, and executive vice president from 1986 until 1997. Mr. Hatsopoulos is also a director of LOIS/USA Inc., Thermedics Inc., Thermo Ecotek Corporation, Thermo Fibertek Inc., Thermo Instrument Systems Inc., Thermo Power Corporation, Thermo TerraTech Inc. and US Liquids Inc. Mr. Hatsopoulos is the brother of Dr. George N. Hatsopoulos, a director, chairman of the board and chief executive officer of the Corporation.

  Robert A. McCabe Mr. McCabe, 64, has been a director of the Corporation since 1962. He has been the chairman of Pilot Capital Corporation, which is engaged in private investments, since 1998. Mr. McCabe was the president of Pilot Capital Corporation from 1987 to 1998. Prior to that time, Mr. McCabe was a managing director of Lehman Brothers Inc., an investment banking firm. Mr. McCabe is also a director of Atlantic Bank & Trust Company, Borg-Warner Security Corporation, Church & Dwight Company and Thermo Optek Corporation.

  Hutham S. Olayan Ms. Olayan, 45, has been a director of the Corporation since 1987. She has served since 1995 as president and a director of Olayan America Corporation, a member of the Olayan Group, and as president and a director of Competrol Real Estate Limited, another member of the Olayan Group, from 1986 until its merger into Olayan America Corporation in 1997. The surviving company is engaged in private investments, including real estate, and advisory services. In addition, from 1985 to 1994, Ms. Olayan served as president and a director of Crescent Diversified Limited, another member of the Olayan Group engaged in private investments. Ms. Olayan is also a director of Trex Medical Corporation.

  Richard F. Syron Dr. Syron, 55, has been a director of the Corporation since September 1997. In March 1999, Dr. Syron was appointed president and chief executive officer of the Corporation, effective June 1, 1999. Since April 1994, Dr. Syron has been the chairman and chief executive officer of the American Stock Exchange

Inc. From January 1989 through April 1994, he was the president and chief executive officer of the Federal Reserve Bank of Boston. Prior to that time, he held a variety of senior positions with the Federal Home Loan Bank of Boston, the Federal Reserve Bank of Boston, the Board of Governors of the Federal Reserve System, and the U.S. Department of Treasury. Dr. Syron is also a director of Dreyfus Corporation and The John Hancock Corporation.

         Incumbent Directors Whose Term of Office Will Expire in 2000

  John M. Albertine Dr. Albertine, 54, has been a director of the Corporation since 1986. Dr. Albertine serves as chairman of the board and chief executive officer of Albertine Enterprises, Inc., an economic- and public-policy consulting and full-service mergers and acquisitions firm he founded in 1990. Dr. Albertine is also a director of American Precision Industries, Inc., Intermagnetics General Corp. and U.S. Cast Products Inc.

  Peter O. Crisp Mr. Crisp, 66, has been a director of the Corporation since 1974. Mr. Crisp was a general partner of Venrock Associates, a venture capital investment firm, for more than five years until his retirement in September 1997. He has been the vice chairman of Rockefeller Financial Services, Inc. since December 1997. Mr. Crisp is also a director of American Superconductor Corporation, Evans & Sutherland Computer Corporation, NovaCare Inc., Thermedics Inc., Thermo Power Corporation, ThermoTrex Corporation and United States Trust Corporation.

  George N. Hatsopoulos Dr. Hatsopoulos, 72, has been a director, the chairman of the board and chief executive officer of the Corporation since he founded the Corporation in 1956. Until January 1997, he was also the president of the Corporation. Effective June 1, 1999, Dr. Hatsopoulos will step down as the chief executive officer of the Corporation and remain as non-executive chairman of the board. Dr. Hatsopoulos is also a director of Photoelectron Corporation, Thermedics Inc., Thermo Ecotek Corporation, Thermo Fibertek Inc., Thermo Instrument Systems Inc., Thermo Optek Corporation, ThermoQuest Corporation and ThermoTrex Corporation. Dr. Hatsopoulos is the brother of Mr. John N. Hatsopoulos, a director of the Corporation.

  Roger D. Wellington Mr. Wellington, 72, has been a director of the Corporation since 1986. Mr. Wellington serves as the president and chief executive officer of Wellington Consultants, Inc. and of Wellington Associates Inc., international business consulting firms he founded in 1994 and 1989, respectively. Prior to 1989, Mr. Wellington served as chairman of the board of Augat Inc., a manufacturer of electromechanical components and systems, for more than five years. Prior to 1988, Mr. Wellington also served as the chief executive officer and president of Augat Inc. for more than ten years. Mr. Wellington is also a director of Photoelectron Corporation and Thermo Fibergen Inc.

         Incumbent Directors Whose Term of Office Will Expire in 2001

  Elias P. Gyftopoulos Dr. Gyftopoulos, 71, has been a director of the Corporation since 1976. Dr. Gyftopoulos is Professor Emeritus of the Massachusetts Institute of Technology, where he was the Ford Professor of Mechanical Engineering and of Nuclear Engineering for more than 20 years until his retirement in 1996. Dr. Gyftopoulos is also a director of Thermo BioAnalysis Corporation, Thermo Cardiosystems Inc., ThermoLase Corporation, ThermoRetec Corporation, ThermoSpectra Corporation, Thermo Vision Corporation and Trex Medical Corporation.

  Frank Jungers Mr. Jungers, 72, has been a director of the Corporation since 1978. Mr. Jungers has been a consultant on business and energy matters since 1977. Mr. Jungers was employed by the Arabian American Oil Company from 1974 through 1977 as chairman and chief executive officer. Mr. Jungers is also a director of The AES Corporation, Donaldson, Lufkin & Jenrette, Inc., Georgia-Pacific Corporation, ONIX Systems Inc., Statia Terminals Group N.V., Thermo Ecotek Corporation and ThermoQuest Corporation.

  Robert W. O'Leary Mr. O'Leary, 55, has been a director of the Corporation since June 1998. He has been the president and chairman of Premier Inc., a strategic alliance of not-for-profit health care and hospital systems, since 1995. From 1990 to 1995, Mr. O'Leary was the chairman of American Medical International, Inc., one of the three predecessor entities of Premier Inc.

  Donald E. Noble Mr. Noble, 84, has been a director of the Corporation since 1983. Mr. Noble has announced his intention to retire from the board of directors in September 1999. For more than 20 years, from 1959 to 1980, Mr. Noble served as the chief executive officer of Rubbermaid, Incorporated, first with the title of president and then as chairman of the board. Mr. Noble is also a director of Thermo Fibertek Inc., Thermo Power Corporation, Thermo Sentron Inc. and Thermo TerraTech Inc.

Committees of the Board of Directors and Meetings

  The board of directors has established an executive committee, an audit committee and a human resources committee. The present members of the executive committee are Dr. G. Hatsopoulos (Chairman), Mr. Jungers, Mr. Noble and Dr. Syron. The executive committee is empowered to act when it is impractical to call a meeting of the entire board of directors and, with certain exceptions, has the powers of the board of directors. The audit committee consists solely of directors who are not employees of the Corporation or of any companies affiliated with Thermo Electron ("outside directors"), and its present members are Dr. Albertine (Chairman), Mr. Jungers, Dr. Syron and Mr. Wellington. The audit committee reviews the scope of the audit with the Corporation's independent public accountants and meets with them for the purpose of reviewing the results of the audit subsequent to its completion. The human resources committee consists solely of outside directors and its present members are Mr. Noble (Chairman), Dr. Gyftopoulos, Mr. Jungers, Mr. McCabe and Ms. Olayan. The human resources committee reviews corporate organization, reviews the performance of senior members of management, approves executive compensation and administers the Corporation's stock option and other stock-based compensation plans. The Corporation does not have a nominating committee of the board of directors. The board of directors met 18 times, the audit committee met twice and the human resources committee met 14 times during fiscal 1998. Each director attended at least 75% of all meetings of the board of directors and committees on which he or she served that were held during fiscal 1998.

Compensation of Directors

 Cash Compensation

  Outside directors receive an annual retainer of $20,000 and a fee of $1,000 per meeting for attending regular meetings of the board of directors or its committees and for each day of consulting for the board of directors, and $500 per meeting for participating in meetings of the board of directors or such committees held by means of conference telephone. Payment of directors' fees is made quarterly. Dr. G. Hatsopoulos, who is a full-time employee of the Corporation, does not receive any cash compensation from the Corporation for his service as a director. Mr. J. Hatsopoulos, who is a consultant to the Corporation, does not receive any cash compensation from the Corporation for his services as a director during the term of his consulting agreement. See "Executive Compensation--Consulting Agreement with Mr. John N. Hatsopoulos." Directors are also reimbursed for out-of-pocket expenses and in some instances for travel time incurred in attending such meetings.

 Deferred Compensation Plan for Directors

  Under the Corporation's deferred compensation plan for directors (the "Deferred Compensation Plan"), a director has the right to defer receipt of his cash fees until he ceases to serve as a director, dies or retires from his principal occupation. In the event of a change in control or proposed change in control of the Corporation that is not approved by the board of directors, deferred amounts become payable immediately. Either of the following is deemed to be a change in control: (a) the acquisition, without the prior approval of the board of directors, directly or indirectly, by any person of 50% or more of the outstanding Common Stock; or (b) the failure of the persons serving on the board of directors immediately prior to any contested election of directors or any exchange offer or tender offer for the Common Stock to constitute a majority of the board of directors at any time within two years following any such event. Amounts deferred pursuant to the Deferred Compensation

Plan are valued at the end of each quarter as units of Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Deferred Compensation Plan. A total of 613,360 shares of Common Stock has been reserved for issuance under the Deferred Compensation Plan. As of January 31, 1999, deferred units equal to approximately 321,757 shares of Common Stock were accumulated under the Deferred Compensation Plan.

 Stock-Based Compensation

  Directors Stock Option Plan. The Corporation's directors stock option plan (the "Directors Plan"), provides for two types of grants of stock options to purchase shares of Common Stock of the Corporation and the common stock of certain of its majority-owned subsidiaries to outside directors (other than Mr. J. Hatsopoulos) as additional compensation for their service as directors. Under the Directors Plan, outside directors are automatically granted options to purchase 1,000 shares of Common Stock annually. In addition, the Directors Plan provides for the automatic grant of options to purchase up to 1,500 shares of the common stock of certain of the Corporation's publicly traded, majority-owned subsidiaries and of each majority-owned subsidiary of the Corporation that is subsequently "spun out" to outside investors, both upon the initial spinout and at five-year intervals thereafter.

  Under the first type of grant pursuant to the Directors Plan, outside directors receive an annual grant of options to purchase 1,000 shares of Common Stock at the close of business on the date of each Annual Meeting of the Stockholders of the Corporation. Options evidencing annual grants may be exercised at any time from and after the six-month anniversary of the grant date of the option and prior to the expiration of the option on the third anniversary of the grant date.

  Under the second type of grant pursuant to the Directors Plan, outside directors automatically receive a grant of options to purchase shares of common stock of certain of the Corporation's publicly traded, majority-owned subsidiaries as described in the Directors Plan and of each majority-owned subsidiary of the Corporation that is subsequently "spun out" to outside investors, both upon the initial spinout and at five-year intervals thereafter. Outside directors receive options to purchase 1,500 shares of common stock in majority-owned subsidiaries that are directly owned by the Corporation and 1,000 shares of common stock in majority-owned subsidiaries that are indirectly owned by the Corporation through one or more of its other majority-owned subsidiaries. The grant of options with respect to the common stock of subsidiaries that are spun out occurs at the close of business on the date of the first Annual Meeting of the Stockholders next following the subsidiary's spinout, which is the first to occur of either an initial public offering of the subsidiary's common stock or a sale of such stock to third parties in an arms-length transaction. The options may be exercised at any time from and after the six-month anniversary of the grant date and prior to the expiration of the option on the fifth anniversary of the grant date. At the 1999 Annual Meeting of the Stockholders, each outside director will be granted options to purchase 1,000 shares of the common stock of ThermoRetec Corporation, a majority-owned subsidiary of Thermo TerraTech Inc. that was spun out in December 1993. Also at the 1999 Annual Meeting of the Stockholders, each outside director will be granted options to purchase 1,500 shares of the common stock of each of Thermo Power Corporation and Thermedics Inc., majority-owned subsidiaries of the Corporation.

  The exercise price for options granted under the Directors Plan is the average of the closing prices of the common stock as reported on the New York or American Stock Exchange (or other principal market on which the common stock is then traded) for the five trading days immediately preceding and including the date of grant, or, if the shares are not then traded, at the last price per share paid by third parties in an arms-length transaction prior to the option grant. As of January 31, 1999, options to purchase 84,125 shares of Common Stock were outstanding under the Directors Plan, no options had lapsed, options to purchase 20,250 shares had been exercised, and options to purchase 570,625 shares of Common Stock were available for future grant.

  Other Stock-Based Compensation. In 1998, options to purchase 10,000 shares of the Common Stock at an exercise price of $34.21 per share were granted to Mr. O'Leary in connection with his appointment as a director. These options may be exercised at any time from and after the six-month anniversary of the grant date and prior to the expiration of the options on the twelfth anniversary of the grant date. Shares acquired upon exercise of the options are subject to restrictions on transfer and the right of the Corporation to repurchase such shares at the exercise price if Mr. O'Leary ceases to serve as a director of the Corporation or any other Thermo Electron company. The restrictions and repurchase rights lapse or are deemed to have lapsed 10% per year, starting with the first anniversary of the grant date, provided Mr. O'Leary has continuously served as a director of the Corporation or any other Thermo Electron company since the grant date.

Stock Ownership Policies for Directors

  The human resources committee of the board of directors (the "Committee") has established a stock holding policy for directors. The stock holding policy requires each director to hold a minimum of 1,000 shares of Common Stock. The chief executive officer of the Corporation is required to comply with a separate stock holding policy established by the Committee, which is described in "Committee Report on Executive Compensation--Stock Ownership and Retention Policies."

  In addition, the Committee has a policy requiring directors to hold shares of the Corporation's Common Stock equal to one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the option. This policy is also applicable to executive officers and is described in "Committee Report on Executive Compensation--Stock Ownership and Retention Policies."

                                STOCK OWNERSHIP

  The following table sets forth, as of January 31, 1999, the beneficial ownership of the Corporation's Common Stock, by (a) each director, (b) each of the Corporation's executive officers named in the summary compensation table set forth below under the heading "Executive Compensation" (the "named executive officers"), and (c) all directors and current executive officers as a group, as well as their beneficial ownership of each of the Corporation's majority-owned subsidiaries as follows: (i) Thermo Coleman Corporation and Thermo Information Solutions Inc., a majority-owned subsidiary of Thermo Coleman Corporation, (ii) Thermo Ecotek Corporation and Thermo Trilogy Corporation, a majority-owned subsidiary of Thermo Ecotek Corporation, (iii) Thermo Fibertek Inc. and Thermo Fibergen Inc., a majority-owned subsidiary of Thermo Fibertek Inc., (iv) Thermo Power Corporation and ThermoLyte Corporation, a majority-owned subsidiary of Thermo Power Corporation, (v) Thermo TerraTech Inc. and The Randers Killam Group Inc., Thermo EuroTech N.V. and ThermoRetec Corporation, each a majority-owned subsidiary of Thermo TerraTech Inc., (vi) Thermedics Inc. and Thermedics Detection Inc., Thermo Cardiosystems Inc., Thermo Sentron Inc. and Thermo Voltek Corp., each a majority-owned subsidiary of Thermedics Inc., (vii) ThermoTrex Corporation and ThermoLase Corporation, Trex Medical Corporation and Trex Communications Corporation, each a majority-owned subsidiary of ThermoTrex Corporation, and
(viii) Thermo Instrument Systems Inc. and Metrika Systems Corporation, ONIX Systems Inc., Thermo BioAnalysis Corporation, Thermo Optek Corporation, ThermoQuest Corporation, ThermoSpectra Corporation and Thermo Vision Corporation, each a majority-owned subsidiary of Thermo Instrument Systems Inc. The common stock of each of the majority-owned subsidiaries is publicly traded except for the common stock of Thermo Coleman Corporation, Thermo Information Solutions Inc., ThermoLyte Corporation, Thermo EuroTech N.V., Thermo Trilogy Corporation, and Trex Communications Corporation, which are privately held, and Thermo Voltek Corp., which has, subsequent to January 31, 1999, been taken private and merged with a wholly-owned subsidiary of Thermedics Inc. In addition, the following table sets forth the beneficial ownership of Common Stock, as of January 31, 1999, with respect to each person who was known by the Corporation to own beneficially more than 5% of the outstanding shares of Common Stock.

  While certain directors and executive officers of the Corporation are also directors or executive officers of majority-owned subsidiaries of the Corporation, all such persons disclaim beneficial ownership of the shares of common stock of other Thermo Electron companies owned by the Corporation or such majority-owned subsidiaries.

                        Thermo          Thermo           Thermo         Thermo
                       Electron       Information        Ecotek        Trilogy          Thermo           Thermo
    Name(1)         Corporation(2) Solutions Inc.(3) Corporation(4) Corporation(5) Fibertek Inc.(6) Fibergen Inc.(7)
    -------         -------------- ----------------- -------------- -------------- ---------------- ----------------
Putnam
 Investments,
 Inc.(32).......       8,559,064           N/A              N/A            N/A              N/A             N/A
FMR
 Corporation(33)..    14,131,886           N/A              N/A            N/A              N/A             N/A
John M.
 Albertine......          43,363           --             2,250            --             8,250           1,000
Peter O. Crisp..         103,077           --             5,191            --             8,250           1,000
Elias P.
 Gyftopoulos....          71,855           --             2,250            --             8,250           1,000
George N.
 Hatsopoulos....       3,600,811           --            25,579            --           170,494          20,000
John N.
 Hatsopoulos....         873,854           --            15,569            --           127,220          20,000
Frank Jungers...         175,754         2,000           11,712          3,000            9,375           4,000
John T. Keiser..         296,608           --               --             --               --              --
Earl R. Lewis...         204,878           --               --             --               --            2,000
Robert A.
 McCabe.........          48,009        12,000            2,250         18,000            8,250           1,000
Donald E.
 Noble..........          59,751         3,000            2,250          2,500          120,737           7,500
Hutham S.
 Olayan.........          28,748           --             2,250          6,060            8,250           2,000
Robert W.
 O'Leary........          25,226           --               --             --             1,500             --
William A.
 Rainville......         359,409           --             4,467            --           690,077          43,000
Arvin H. Smith..         931,378           --             6,000            --            63,000          10,000
Richard F.
 Syron..........          12,849           --               --             --               --              --
Roger D.
 Wellington.....          38,050           --             2,250          8,000           17,250          11,748
All directors
 and current
 executive
 officers as a
 group (21
 persons).......       8,425,740        17,000          341,164         37,560        1,412,271         145,248
                        Thermo                     Thermo
                        Power        ThermoLyte   TerraTech
    Name(1)         Corporation(8) Corporation(9) Inc.(10)
    -------         -------------- -------------- ---------
Putnam
 Investments,
 Inc.(32).......           N/A          N/A            N/A
FMR
 Corporation(33)..         N/A          N/A            N/A
John M.
 Albertine......         3,000          --           1,500
Peter O. Crisp..        37,566          --           1,500
Elias P.
 Gyftopoulos....         6,925          --           3,040
George N.
 Hatsopoulos....        54,282          --          55,471
John N.
 Hatsopoulos....        46,753          --          60,357
Frank Jungers...         3,000          --           1,500
John T. Keiser..           --           --             --
Earl R. Lewis...        12,500          --             --
Robert A.
 McCabe.........        11,209          --           3,660
Donald E.
 Noble..........        24,332          --          53,340
Hutham S.
 Olayan.........         3,000          --           1,500
Robert W.
 O'Leary........           --           --             --
William A.
 Rainville......           --           --          60,000
Arvin H. Smith..         7,969          --          36,997
Richard F.
 Syron..........           --           --             --
Roger D.
 Wellington.....         6,425          --           2,500
All directors
 and current
 executive
 officers as a
 group (21
 persons).......       253,818          --         325,506

                    The Randers   Thermo                                                   Thermo      Thermo   Thermo
                    Killam Group EuroTech   ThermoRetec   Thermedics     Thermedics     Cardiosystems Sentron   Voltek
    Name(1)           Inc.(11)   N.V.(12) Corporation(13)  Inc.(14)  Detection Inc.(15)   Inc.(16)    Inc.(17) Corp.(18)
    -------         ------------ -------- --------------- ---------- ------------------ ------------- -------- ---------
Putnam
 Investments,
 Inc.(32).......          N/A      N/A            N/A          N/A            N/A         3,354,271       N/A       N/A
FMR
 Corporation(33)..        N/A      N/A            N/A          N/A            N/A               N/A       N/A       N/A
John M.
 Albertine......          --       --           4,500        4,500          1,000             1,000     1,000     1,500
Peter O. Crisp..          --       --           4,500       35,418          1,500             2,250     1,500     2,250
Elias P.
 Gyftopoulos....          --       --          30,730       10,048          1,600            16,023     1,000     5,250
George N.
 Hatsopoulos....       48,000      --           9,000       63,681         21,197            11,584    17,000       --
John N.
 Hatsopoulos....       48,000      --          61,282       64,630         21,262               432    37,800       --
Frank Jungers...          --       --          15,000        9,050          1,000            13,250     1,000     1,500
John T. Keiser..        4,000      --             --       193,993         17,000            56,773    51,000       --
Earl R. Lewis...        4,000      --             --           --           2,000               --      2,000       --
Robert A.
 McCabe.........          --       --           4,500        6,998         10,000            12,250     3,000     3,300
Donald E.
 Noble..........          300      --          10,500       14,173          1,968            12,250    18,284     1,500
Hutham S.
 Olayan.........          --       --           4,500        4,500          1,000            12,250     1,000     1,500
Robert W.
 O'Leary........          --       --             --           --             --                --        --        --
William A.
 Rainville......       24,000      --          24,000          --          10,000               --      7,000       --
Arvin H. Smith..       24,000      --           2,400       91,290         10,000            30,000     7,000       --
Richard F.
 Syron..........          --       --             --           --             --                --        --        --
Roger D.
 Wellington.....          --       --           4,500        4,500          1,000             4,750     1,000     1,500
All directors
 and current
 executive
 officers as a
 group (21
 persons).......      196,300      --         240,912      733,962        149,678           227,314   195,584   130,852
                      ThermoTrex      ThermoLase
    Name(1)         Corporation(19) Corporation(20)
    -------         --------------- ---------------
Putnam
 Investments,
 Inc.(32).......            N/A             N/A
FMR
 Corporation(33)..          N/A             N/A
John M.
 Albertine......          6,000           2,000
Peter O. Crisp..         40,282          22,508
Elias P.
 Gyftopoulos....          6,000          62,455
George N.
 Hatsopoulos....         44,889          31,125
John N.
 Hatsopoulos....         23,844          71,089
Frank Jungers...         12,500           3,300
John T. Keiser..            --              --
Earl R. Lewis...            --            5,000
Robert A.
 McCabe.........         11,500           3,976
Donald E.
 Noble..........          6,000           6,000
Hutham S.
 Olayan.........          6,000           2,000
Robert W.
 O'Leary........          1,500             --
William A.
 Rainville......          1,797          10,000
Arvin H. Smith..          1,967          10,000
Richard F.
 Syron..........            --              --
Roger D.
 Wellington.....          6,000           2,000
All directors
 and current
 executive
 officers as a
 group (21
 persons).......        182,835         356,370

                        Trex            Trex            Thermo          Metrika       ONIX       Thermo          Thermo
                       Medical     Communications     Instrument        Systems     Systems    BioAnalysis        Optek
    Name(1)        Corporation(21) Corporation(22) Systems Inc.(23) Corporation(24) Inc.(25) Corporation(26) Corporation(27)
    -------        --------------- --------------- ---------------- --------------- -------- --------------- ---------------
Putnam
Investments,
Inc.(32)........           N/A            N/A               N/A             N/A         N/A          N/A             N/A
FMR
Corporation(33)..          N/A            N/A               N/A             N/A         N/A          N/A             N/A
John M.
Albertine.......         1,000            --              2,343           1,000       1,000        1,000           1,000
Peter O. Crisp..         4,500            --              2,343           1,000       1,000        1,000           1,000
Elias P.
Gyftopoulos.....        41,031            --             57,743           1,000       1,000       16,019           1,000
George N.
Hatsopoulos.....        41,188            --            179,141          30,000      20,000       37,300         113,100
John N.
Hatsopoulos.....        32,263            --             94,226          25,000      20,000       62,200         132,800
Frank Jungers...         3,850          5,000            19,993           1,000      40,000        4,100           1,000
John T. Keiser..        20,000            --            154,212          12,000       2,000          --              --
Earl R. Lewis...        32,000            --            338,250          20,000      35,666       72,500         253,000
Robert A.
McCabe..........         7,050         12,500            56,818           6,000       8,333        3,000          70,961
Donald E.
Noble...........         1,000          6,250            68,357           2,500       1,000        6,300           1,000
Hutham S.
Olayan..........        46,746            --              2,343           1,000       1,000        1,000           1,000
Robert W.
O'Leary.........           --             --                --              --        1,000          --              --
William A.
Rainville.......        20,000            --                --           10,000      10,000        6,000          15,000
Arvin H. Smith..        20,000            --            539,583          10,000      24,000       39,000          98,000
Richard F.
Syron...........           --             --                --              --          --           --              --
Roger D.
Wellington......         1,300            --              6,093           1,000       1,000        1,000           1,000
All directors
and current
executive
officers as a
group (21
persons)........       313,265         23,750         1,659,736         138,000     184,332      270,419         740,361
                                                       Thermo
                     ThermoQuest    ThermoSpectra      Vision      Thermo Coleman
    Name(1)        Corporation(28) Corporation(29) Corporation(30) Corporation(31)
    -------        --------------- --------------- --------------- ---------------
Putnam
Investments,
Inc.(32)........           N/A             N/A             N/A           N/A
FMR
Corporation(33)..          N/A             N/A             N/A           N/A
John M.
Albertine.......         1,000           1,000           1,000           --
Peter O. Crisp..         1,000           1,000           1,000           --
Elias P.
Gyftopoulos.....         1,000          21,022          16,089           --
George N.
Hatsopoulos.....        92,600          24,750          23,800           --
John N.
Hatsopoulos.....       109,500          24,400          36,100           --
Frank Jungers...        47,852           1,500           3,725           --
John T. Keiser..           --            1,500           1,500           --
Earl R. Lewis...       135,000          55,000          42,720           --
Robert A.
McCabe..........         1,000           1,500           2,120           --
Donald E.
Noble...........         2,300           4,000           1,000           --
Hutham S.
Olayan..........         1,000           1,000           1,000           --
Robert W.
O'Leary.........           --              --            1,000           --
William A.
Rainville.......        15,000          10,000           7,500           --
Arvin H. Smith..        90,000          20,000          16,120           --
Richard F.
Syron...........           --              --              --            --
Roger D.
Wellington......         1,000           1,000           1,000           --
All directors
and current
executive
officers as a
group (21
persons)........       541,252         235,572         173,124           --

----
(1) Except as reflected in the footnotes to this table, shares of the Common Stock of the Corporation and of the common stock of each of the Corporation's subsidiaries beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power.

(2) Shares of the Common Stock of the Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Mr. Rainville, Mr. Smith, Dr. Syron, Mr. Wellington and all directors and current executive officers as a group include 9,125, 9,125, 9,125, 1,899,500, 812,735, 9,125, 251,622, 202,350,
    9,125, 9,125, 9,125, 11,000, 293,287, 622,249, 11,000, 9,125 and 5,331,224
    shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 2,266, 2,036, 1,717 and 11,166 shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's employee stock ownership plan (the "ESOP"), of which the trustees, who have investment power over its assets, are executive officers of the Corporation. Shares beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Dr. Syron, Mr. Wellington and all directors and current executive officers as a group include 31,988, 47,058, 151, 80,427, 34,725, 44,961, 17,373, 1,226, 1,849, 24,145 and 283,903 shares, respectively, allocated to accounts maintained pursuant to the Deferred Compensation Plan. Shares beneficially owned by Dr. G. Hatsopoulos include 158,351 shares held by his spouse, 408,664 shares held by a family trust of which his spouse is the trustee, 500,000 shares held by a trust of which Dr. G. Hatsopoulos is the trustee and 153 shares allocated to his spouse's account maintained pursuant to the ESOP. Shares beneficially owned by Dr. G. Hatsopoulos also include 50,000 shares that a family trust, of which Dr. G. Hatsopoulos' spouse is the trustee, has the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Jungers include 4,500 shares held by Mr. Jungers' spouse. Shares beneficially owned by Ms. Olayan do not include 6,050,000 shares owned by Crescent Holding GmbH, a member of the Olayan Group. Crescent Holding GmbH is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent Holding GmbH. Except for Dr. G. Hatsopoulos, who beneficially owned 2.25% of the Common Stock outstanding as of January 31, 1999, no director or named executive officer beneficially owned more than 1% of the Common Stock outstanding as of such date; all directors and current executive officers as a group beneficially owned 5.29% of the Common Stock outstanding as of January 31, 1999.

 (3) Shares of the common stock of Thermo Information Solutions Inc. beneficially owned by Mr. McCabe include 12,000 shares held by a trust of which he and members of his family are trustees. The directors, named executive officers, and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Information Solutions Inc. common stock outstanding as of January 31, 1999.

 (4) Shares of the common stock of Thermo Ecotek Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 2,250, 2,250, 2,250, 15,000, 13,257, 5,500, 2,250, 2,250, 2,250,
     2,250 and 297,507 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Jungers and all directors and current executive officers as a group include 1,662 shares allocated to Mr. Jungers' account maintained pursuant to Thermo Ecotek's deferred compensation plan for directors. Shares beneficially owned by Mr. Jungers include 500 shares held by Mr. Jungers' spouse. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Ecotek Corporation common stock outstanding as of January 31, 1999.

 (5) Shares of the common stock of Thermo Trilogy Corporation beneficially owned by Mr. McCabe include 18,000 shares held by a trust of which he and members of his family are trustees. Shares beneficially owned by Ms. Olayan do not include 60,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Trilogy Corporation common stock outstanding as of January 31, 1999.

 (6) Shares of the common stock of Thermo Fibertek Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 8,250, 8,250, 8,250, 139,910, 57,600, 8,250, 8,250, 8,850, 8,250, 1,500, 550,000, 63,000, 8,250 and
     1,021,110 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 9,202 shares allocated to Mr. Noble's account maintained pursuant to Thermo Fibertek Inc.'s deferred compensation plan for directors. Shares beneficially owned by Mr. J. Hatsopoulos include 2,900 shares held by his spouse. Shares beneficially owned by Mr. Jungers include 1,125 shares held by his spouse. Except for Mr. Rainville, who beneficially owned 1.12% of the common stock of Thermo Fibertek Inc. outstanding as of January 31, 1999, no director or named executive officer beneficially owned more than 1% of the Thermo Fibertek Inc. common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 2.29% of the Thermo Fibertek Inc. common stock outstanding as of January 31, 1999.

 (7) Shares of the common stock of Thermo Fibergen Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 20,000, 20,000, 1,000, 2,000, 1,000, 1,500, 1,000, 40,000, 10,000, 11,000 and
     131,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Wellington and all directors and current executive officers as a group include 748 shares allocated to Mr. Wellington's account maintained pursuant to Thermo Fibergen Inc.'s deferred compensation plan for directors. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Fibergen Inc. common stock outstanding as of January 31, 1999. In addition, Mr. Jungers, Mr. Noble, Mr. Rainville and all directors and current executive officers as a group beneficially owned 1,500, 3,000, 1,500 and 6,000 redemption rights, respectively, issued by Thermo Fibergen Inc. Each of these rights, issued in a public offering in September 1996, permits the holder to sell one share of the Thermo Fibergen common stock back to Thermo Fibergen Inc. at certain times in the future at a price of $12.75 per share.

 (8) Shares of the common stock of Thermo Power Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 3,000, 6,600, 3,000, 40,000, 40,000, 3,000, 10,000, 3,000,
     7,200, 3,000, 3,000 and 141,800 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Crisp, Mr. Noble and all directors and current executive officers as a group include 11,873, 8,307, and 20,180 shares, respectively, allocated to their respective accounts maintained pursuant to Thermo Power Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 114 shares held by Dr. G. Hatsopoulos' spouse. Shares beneficially owned by Mr. J. Hatsopoulos include 1,000 shares held by Mr. J. Hatsopoulos' spouse. Shares beneficially owned by Mr. Lewis include 500 shares held by Mr. Lewis' son. No director or named executive officer beneficially owned more than 1% of the Thermo Power Corporation common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 2.14% of the Thermo Power Corporation common stock outstanding as of January 31, 1999.

 (9) The directors, named executive officers and current executive officers did not individually or as a group beneficially own any of the ThermoLyte Corporation common stock outstanding as of January 31, 1999.

(10) Shares of the common stock of Thermo TerraTech Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,500, 1,500, 1,500, 40,000, 40,000, 1,500, 1,500, 8,900, 1,500, 60,000, 35,000, 1,500 and 211,400
     shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 309, 315, 265 and 1,817 shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 21,400 shares allocated to Mr. Noble's account maintained pursuant to Thermo TerraTech Inc.'s deferred compensation plan for directors. Shares beneficially owned by Mr. J. Hatsopoulos and all directors and current executive officers as a group include 12,500 shares that Mr. J. Hatsopoulos has the right to acquire within 60 days of January 31, 1999, through the exercise of stock purchase warrants acquired in connection with private placements of securities by Thermo TerraTech Inc. and one or more of that corporation's subsidiaries on terms identical to terms granted to outside investors. Shares beneficially owned by Dr. G. Hatsopoulos include 93 shares held by his spouse and three shares allocated to his spouse's account maintained pursuant to the Corporation's ESOP. No director or named executive officer beneficially owned more than 1% of the Thermo TerraTech Inc. common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.69% of the Thermo TerraTech Inc. common stock outstanding as of January 31, 1999.

(11) Shares of the common stock of The Randers Killam Group Inc. beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Keiser, Mr. Lewis, Mr. Noble, Mr. Rainville, Mr. Smith and all directors and current executive officers as group include 48,000, 48,000, 4,000, 4,000, 300, 24,000, 24,000 and 196,300 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of The Randers Killam Group Inc. common stock outstanding as of January 31, 1999.

(12) The directors, named executive officers and current executive officers did not individually or as a group beneficially own any of the Thermo EuroTech N.V. common stock outstanding as of January 31, 1999.

(13) Shares of the common stock of ThermoRetec Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 4,500, 4,500, 29,600, 7,500, 22,500, 4,500, 4,500, 6,000, 4,500, 22,500, 2,400, 4,500 and 157,400
     shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 130 shares allocated to Dr. Gyftopoulos' account maintained pursuant to ThermoRetec Corporation's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the ThermoRetec Corporation common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.83% of the ThermoRetec Corporation common stock outstanding as of January 31, 1999.

(14) Shares of the common stock of Thermedics Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 4,500, 8,850, 4,500, 50,000, 50,000, 4,500,
     187,200, 4,500, 4,500, 4,500, 82,500, 4,500 and 562,950 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 1,635, 1,737, 1,445 and 9,182 shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Crisp and all directors and current executive officers as a group include 8,463 shares allocated to Mr. Crisp's account maintained pursuant to Thermedics Inc.'s deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 562 shares held by his spouse and 92 shares allocated to the account of his spouse maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Jungers include 1,550 shares held by his spouse. No director or named executive officer beneficially owned more than 1% of the common stock of Thermedics Inc. outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.99% of the Thermedics Inc. common stock outstanding as of January 31, 1999.

(15) Shares of the common stock of Thermedics Detection Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,500, 1,000, 20,000, 20,000, 1,000, 17,000, 2,000, 1,000, 1,000, 1,000, 10,000,
     10,000, 1,000 and 119,300 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos include 57 shares held by his spouse. Shares beneficially owned by Mr. McCabe include 9,000 shares held in a trust of which he and members of his family are trustees. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Thermedics Detection Inc. common stock outstanding as of January 31, 1999.

(16) Shares of the common stock of Thermo Cardiosystems Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Mr. Jungers, Mr. Keiser, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 2,250, 15,000, 12,250, 49,500, 12,250, 12,250, 12,250, 30,000, 4,750 and
     178,850 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 23 shares allocated to Dr. Gyftopoulos' account maintained pursuant to Thermo Cardiosystems Inc.'s deferred compensation plan for directors. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Cardiosystems Inc. common stock outstanding as of January 31, 1999.

(17) Shares of the common stock of Thermo Sentron Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,500, 1,000, 15,000, 15,000, 1,000, 19,500, 2,000, 1,000, 15,000, 1,000, 7,000, 7,000,
     1,000 and 130,000 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 1,984 shares allocated to Mr. Noble's account maintained pursuant to Thermo Sentron Inc.'s deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the Thermo Sentron Inc. common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 2.07% of the Thermo Sentron Inc. common stock outstanding as of January 31, 1999.

(18) Shares of the common stock of Thermo Voltek Corp. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 1,500, 2,250, 4,250, 1,500, 1,500, 1,500,
     1,500, 1,500 and 97,850 shares, respectively, that such persons or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. No director or named executive officer beneficially owned more than 1% of the Thermo Voltek Corp. common stock outstanding as of January 31, 1999; all directors and current executive officers beneficially owned 1.49% of the Thermo Voltek Corp. common stock outstanding as of January 31, 1999. Subsequent to January 31, 1999, Thermo Voltek was taken private and merged with a wholly owned subsidiary of Thermedics Inc.

(19) Shares of the common stock of ThermoTrex Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Mr. Wellington and all directors and current executive officers as a group include 6,000, 7,600, 6,000, 30,000, 21,000, 6,000, 6,000, 6,000,
     6,000, 1,500, 6,000 and 112,100 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Crisp and all directors and current executive officers as a group include 3,558 shares allocated to Mr. Crisp's account maintained pursuant to ThermoTrex Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 160 shares held by his spouse. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the ThermoTrex Corporation common stock outstanding as of January 31, 1999.

(20) Shares of the common stock of ThermoLase Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 2,000, 22,508, 61,400, 28,800, 39,400, 2,000, 5,000, 2,000, 2,000, 2,000, 10,000, 10,000 2,000 and
     307,508 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 55 shares allocated to Dr. Gyftopoulos' account maintained pursuant to ThermoLase Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 32 shares held by his spouse. Shares benefically owned by Mr. J. Hatsopoulos include 28,760 shares issuable upon conversion of $500,000 in principal amount of 4 3/8% convertible subordinated debentures due 2004 issued by ThermoLase Corporation. In addition, Mr. McCabe and all directors and current executive officers as a group beneficially owned 831 redemption rights issued by ThermoLase Corporation. Each of these rights permits the holder to sell one share of the ThermoLase common stock back to ThermoLase Corporation at certain times in the future at a price of $20.25 per share. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the ThermoLase Corporation common stock outstanding as of January 31, 1999.

(21) Shares of the common stock of Trex Medical Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,500, 40,000, 40,000, 32,000, 1,000, 20,000, 32,000, 1,000, 1,000, 40,000, 20,000,
     20,000, 1,000 and 288,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos, Ms. Olayan and all directors and current executive officers as a group include 31, 1,746 and 1,777 shares allocated to accounts maintained pursuant to Trex Medical Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 16 shares held by his spouse. Shares beneficially owned by Ms. Olayan do not include 350,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Trex Medical Corporation common stock outstanding as of January 31, 1999.

(22) Shares of the common stock of Trex Communications Corporation beneficially owned by Mr. McCabe include 12,500 shares held by a trust of which he and members of his family are trustees. Shares set forth in the table do not include 50,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors, named executive officers and current executive officers did not individually or as a group beneficially own more than 1% of the Trex Communications Corporation common stock outstanding as of January 31, 1999.

(23) Shares of the common stock of Thermo Instrument Systems Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 2,343, 2,343, 12,648, 117,187, 70,312, 13,587, 70,312, 322,085, 10,771, 4,451, 2,343, 292,968,
     2,343 and 1,004,627 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr.
     G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 598, 661, 663 and 3,648 shares, respectively, allocated to accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Dr. G. Hatsopoulos include 26,710 shares held by his spouse and 63 shares allocated to his spouse's account maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Lewis include 2,987 shares held by his spouse. No director or named executive officer beneficially owned more than 1% of the Thermo Instrument Systems Inc. common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.39% of the Thermo Instrument Systems Inc. common stock outstanding as of January 31, 1999.

(24) Shares of the common stock of Metrika Systems Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as group include 1,000, 1,000, 1,000, 30,000, 10,000, 1,000, 12,000, 20,000, 1,000, 1,000, 1,000,
     10,000, 10,000, 1,000 and 116,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. McCabe include 5,000 shares held in a trust of which he and members of his family are trustees. No director or named executive officer beneficially owned more than 1% of the common stock of Metrika Systems Corporation outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.79% of the Metrika Systems Corporation common stock outstanding as of January 31, 1999.

(25) Shares of the common stock of ONIX Systems Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 20,000, 20,000, 30,000, 2,000, 33,333, 1,000, 1,000, 1,000, 1,000,
     10,000, 20,000, 1,000 and 160,666 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. McCabe include 7,333 shares held by a trust of which he and members of his family are trustees. Shares of ONIX Systems Inc. beneficially owned by Ms. Olayan do not include 16,666 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. Shares beneficially owned by Mr. Lewis include 333 shares held by his son. Shares beneficially owned by Mr. Smith include 4,000 shares held by his spouse. No director or named executive officer beneficially owned more than 1% of the ONIX Systems Inc. common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.28% of the ONIX Systems Inc. common stock outstanding as of January 31, 1999.

(26) Shares of the common stock of Thermo BioAnalysis Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,000, 15,000, 17,300, 17,200, 1,500, 50,000, 1,500, 1,000, 1,000, 6,000, 20,000, 1,000
     and 150,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 19 shares allocated to Dr. Gyftopoulos' account maintained pursuant to Thermo BioAnalysis Corporation's deferred compensation plan for directors. Shares beneficially owned by Mr. Jungers include 600 shares held by his spouse. Shares beneficially owned by Mr. Lewis include 1,000 shares held by his spouse. No director or named executive officer beneficially owned more than 1% of the Thermo BioAnalysis Corporation common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.54% of the Thermo BioAnalysis Corporation common stock outstanding as of January 31, 1999.

(27) Shares of the common stock of Thermo Optek Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 93,100, 92,800, 1,000, 225,000, 45,000, 1,000, 1,000, 15,000, 90,000, 1,000 and
     615,900 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Lewis include 2,500 shares held by his spouse and 1,000 shares held by his son. Shares beneficially owned by Mr. McCabe include 5,000 shares held by a trust of which he and members of his family are trustees, 7,171 shares issuable upon conversion of $100,000 in principal amount of the 5% convertible subordinated debentures due 2000 issued by Thermo Optek Corporation and 790 shares allocated to Mr. McCabe's account maintained pursuant to Thermo Optek Corporation's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the Thermo Optek Corporation common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.44% of the Thermo Optek Corporation common stock outstanding as of January 31, 1999.

(28) Shares of the common stock of ThermoQuest Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 92,600, 92,400, 45,000, 125,000, 1,000, 1,000, 1,000, 15,000, 90,000, 1,000 and
     510,000 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Mr. Jungers and all directors and current executive officers as a group include 1,852 shares allocated to Mr. Jungers' account maintained pursuant to ThermoQuest Corporation's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the ThermoQuest Corporation common stock outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.06% of the ThermoQuest Corporation common stock outstanding as of January 31, 1999.

(29) Shares of the common stock of ThermoSpectra Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,000, 1,000, 20,000, 24,750, 24,400, 1,500, 1,500, 50,000, 1,500, 1,000, 1,000,
     10,000, 20,000, 1,000 and 233,350 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 22 shares allocated to Dr. Gyftopoulos' account maintained pursuant to ThermoSpectra Corporation's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the common stock of ThermoSpectra Corporation outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 1.69% of the ThermoSpectra Corporation common stock outstanding as of January 31, 1999.

(30) Shares of the common stock of Thermo Vision Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. Keiser, Mr. Lewis, Mr. McCabe, Mr. Noble, Ms. Olayan, Mr. O'Leary, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as group include 1,000, 1,000, 15,000, 15,000, 15,000, 1,000, 1,500, 25,000, 1,000, 1,000, 1,000,
     1,000, 7,500, 15,000, 1,000 and 114,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of January 31, 1999, through the exercise of stock options. Shares of the common stock of Thermo Vision Corporation beneficially owned by Mr. J. Hatsopoulos include 3,000 shares held by his spouse. Shares beneficially owned by Mr. Lewis include 350 shares held by his spouse and 1,140 shares held by his son. Shares beneficially owned by Mr. McCabe include 700 shares held by a trust of which members of his family are trustees. Shares beneficially owned by Dr. Gyftopoulos and all directors and current executive officers as a group include 89 shares allocated to Dr. Gyftopoulos' account maintained pursuant to Thermo Vision Corporation's deferred compensation plan for directors. No director or named executive officer beneficially owned more than 1% of the common stock of Thermo Vision Corporation outstanding as of January 31, 1999; all directors and current executive officers as a group beneficially owned 2.15% of the Thermo Vision Corporation common stock outstanding as of January 31, 1999.

(31) The directors, named executive officers and current executive officers did not individually or as a group beneficially own any of the Thermo Coleman Corporation Common Stock outstanding as of January 31, 1999.

(32) Information regarding the number of shares of Common Stock and the shares of the common stock of Thermo Cardiosystems Inc. beneficially owned by Putnam Investments, Inc. is based on the most recent Schedule 13G of Putnam Investments, Inc. received by the Corporation, which reported such ownership as of December 31, 1998. The address of Putnam Investments, Inc. is One Post Office Square, Boston, Massachusetts 02109. Shares reported as beneficially owned by Putnam Investments, Inc. consist of shares beneficially owned by subsidiaries of Putnam Investments, Inc. that are registered investment advisers, which in turn include shares beneficially owned by clients of such investment advisers. As of December 31, 1998, Putnam Investments, Inc. beneficially owned approximately 5.5% of the outstanding Common Stock and approximately 9.0% of the outstanding common stock of Thermo Cardiosystems Inc.

(33) Information regarding the number of shares of Common Stock beneficially owned by FMR Corp. is based on the most recent Schedule 13G of FMR Corp. received by the Corporation, which reported such ownership as of December 31, 1998. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Shares beneficially owned by FMR Corp. include 343,675 shares issuable upon conversion of $12,991,000 in principal amount of the Corporation's 4 1/4% Convertible Subordinated Debentures due 2003. As of December 31, 1998, FMR Corp. beneficially owned approximately 8.9% of the outstanding Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers, and beneficial owners of more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Corporation's securities. Based upon a review of such filings, all Section 16(a) filing requirements applicable to such persons were complied with during 1998 except in the following instances:
Mr. John N. Hatsopoulos, a director of the Corporation, reported three transactions late, relating to three gifts of Common Stock. Dr. Elias P. Gyftopoulos, a director of the Corporation, reported one transaction late, consisting of an exempt grant of stock options.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table summarizes compensation for services to the Corporation received during the last three fiscal years by the Corporation's chief executive officer and four other most highly compensated executive officers who were employed by the Corporation as of the end of fiscal 1998. The table also includes one more executive who would have been among the four most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Corporation as of the end of fiscal 1998. These executive officers are collectively referred to herein as the "named executive officers."

                          Summary Compensation Table

---------------------------------------------------------------------------------------------------
                                                                   Long Term
                                   Annual Compensation            Compensation
                                -------------------------    ----------------------
                                                             Securities Underlying
        Name and         Fiscal                              Options (No. of Shares    All Other
   Principal Position     Year   Salary  Bonus(1)  Other       and Company)(2)(3)   Compensation(4)
   ------------------    ------ -------- -------- -------    ---------------------- ---------------
George N. Hatsopoulos...  1998  $585,000 $300,000               200,000  (TMO)          $7,200
 Chief Executive Officer                                         20,000  (MKA)
                                                                 20,000  (ONX)
                                                                 48,000  (RGI)
                                                                  2,300  (TBA)
                                                                 10,000  (TISI)
                                                                  3,100  (TOC)
                                                                  2,600  (TMQ)
                                                                  4,750  (THS)
                                                                 20,000  (TRIL)
                                                                 15,000  (VIZ)
                                                                 20,000  (TRCC)
                          1997  $560,000 $630,000               200,000  (TMO)          $7,125
                                                                 10,000  (MKA)
                                                                 20,000  (TDX)
                          1996  $520,000 $575,000               100,000  (TMO)          $6,750
                                                                 15,000  (TBA)
                                                                 20,000  (TFG)
                                                                 15,000  (TLT)
                                                                 90,000  (TOC)
                                                                 90,000  (TMQ)
                                                                 15,000  (TSR)
                                                                 40,000  (TXM)
---------------------------------------------------------------------------------------------------
Arvin H. Smith..........  1998  $300,000 $150,000               116,000  (TMO)          $7,200
 President                                                       20,000  (ONX)
                                                                 24,000  (RGI)
                                                                 10,000  (TDX)
                                                                  5,000  (TISI)
                                                                 10,000  (TRIL)
                                                                 10,000  (TRCC)
                          1997  $285,000 $300,000 $57,947(5)      6,000  (TMO)          $7,125
                                                                 10,000  (MKA)
                                                                 15,000  (VIZ)
                          1996  $270,000 $260,000 $55,089(5)      9,000  (TMO)          $6,750
                                                                 20,000  (TBA)
                                                                 10,000  (TFG)
                                                                 90,000  (TOC)
                                                                 90,000  (TMQ)
                                                                  7,000  (TSR)
                                                                 20,000  (TXM)
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                              Long Term
                                  Annual Compensation        Compensation
                                ----------------------- ----------------------
                                                        Securities Underlying
        Name and         Fiscal                         Options (No. of Shares    All Other
   Principal Position     Year   Salary  Bonus(1) Other   and Company)(2)(3)   Compensation(4)
   ------------------    ------ -------- -------- ----- ---------------------- ---------------
Earl R. Lewis...........  1998  $280,000 $200,000          120,000  (TMO)          $15,939(6)
 Chief Operating                                            33,333  (ONX)
  Officer,                                                   4,000  (RGI)
 Measurement & Detection                                     2,000  (TDX)
                                                            10,000  (THP)
                                                             1,000  (TISI)
                                                             2,000  (TRIL)
                                                             2,000  (TRCC)
                          1997  $220,000 $250,000           20,000  (MKA)          $16,710(6)
                                                            62,500  (THI)
                                                            75,000  (TMQ)
                                                            25,000  (VIZ)
                          1996  $180,000 $160,000           42,500  (TBA)          $11,550(6)
                                                             2,000  (TFG)
                                                             2,000  (TLT)
                                                           225,000  (TOC)
                                                             2,000  (TSR)
                                                            50,000  (TMQ)
                                                            40,000  (TXM)
----------------------------------------------------------------------------------------------
William A. Rainville....  1998  $260,000 $140,000          123,800  (TMO)          $28,922(7)
 Chief Operating                                            10,000  (MKA)
  Officer, Recycling &                                      10,000  (ONX)
 Resource Recovery                                          24,000  (RGI)
                                                            10,000  (TDX)
                                                             5,000  (TISI)
                                                             7,500  (VIZ)
                                                            10,000  (TRCC)
                          1997  $220,000 $200,000            3,400  (TMO)          $28,340(7)
                                                           240,000  (TFT)
                          1996  $205,000 $191,000            6,450  (TMO)          $17,558(7)
                                                            40,000  (TFG)
                                                            15,000  (TOC)
                                                            15,000  (TMQ)
                                                             7,000  (TSR)
                                                            20,000  (TXM)
----------------------------------------------------------------------------------------------
John T. Keiser..........  1998  $240,000 $160,000          128,100  (TMO)          $ 7,200
 Chief Operating                                             2,000  (MKA)
  Officer, Biomedical                                        2,000  (ONX)
 & Emerging                                                  4,000  (RGI)
  Technologies(8)                                           60,700  (TMD)
                                                            17,000  (TDX)
                                                            25,000  (TCA)
                                                            30,000  (TCOL)
                                                             1,000  (TISI)
                                                            12,000  (TSR)
                                                             2,000  (TRIL)
                                                             1,500  (VIZ)
                                                             2,000  (TRCC)
                          1997  $155,000 $160,000           53,100  (TMO)          $ 7,125
                                                            10,000  (MKA)
                                                            20,000  (TCA)
                                                               800  (TMD)
                          1996  $145,000 $130,000            3,750  (TMO)
                                                               800  (TMD)
                                                             7,500  (TSR)
                                                            20,000  (TXM)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                              Long Term
                                  Annual Compensation        Compensation
                                ----------------------- ----------------------
                                                        Securities Underlying
        Name and         Fiscal                         Options (No. of Shares    All Other
   Principal Position     Year   Salary  Bonus(1) Other   and Company)(2)(3)   Compensation(4)
   ------------------    ------ -------- -------- ----- ---------------------- ---------------
John N. Hatsopoulos.....  1998  $425,000 $205,000          205,100  (TMO)          $7,200
 Former President                                           20,000  (ONX)
 and Chief Financial                                         2,200  (TBA)
  Officer(9)                                                 4,400  (THS)
                                                             2,800  (TOC)
                                                             2,400  (TMQ)
                          1997  $400,000 $600,000          206,000  (TMO)          $7,125
                                                            10,000  (MKA)
                                                            48,000  (RGI)
                                                            20,000  (TDX)
                                                            10,000  (TISI)
                                                            15,000  (VIZ)
                                                            20,000  (TRCC)
                          1996  $325,000 $550,000          107,200  (TMO)          $6,750
                                                            15,000  (TBA)
                                                            20,000  (TFG)
                                                            15,000  (TLT)
                                                            90,000  (TOC)
                                                            90,000  (TMQ)
                                                            15,000  (TSR)
                                                            40,000  (TXM)
----------------------------------------------------------------------------------------------

(1) Represents performance-based cash incentive compensation paid with respect to performance for the fiscal year. For fiscal 1998, performance-based cash incentive compensation for the named executive officers, other than the chief executive officer, was comprised of two components: (a) 80% was determined by formulae using measures of financial performance and (b) 20% was determined subjectively and is intended to evaluate the executive's contribution to the achievement of the Corporation's long-term objectives. See "Committee Report on Executive Compensation--Components of Executive Compensation."

(2) In addition to grants of options to purchase Common Stock of the Corporation (designated in the table as TMO), the named executive officers have been granted options to purchase common stock of subsidiaries of the Corporation, as compensation for their services either to the Corporation or to its subsidiaries. Options were granted during the last three fiscal years to the chief executive officer and the other named executive officers in their capacities as executive officers of the Corporation or directors or executive officers of the following subsidiaries of the
    Corporation: Metrika Systems Corporation (designated in the table as MKA), ONIX Systems Inc. (designated in the table as ONX), The Randers Killam Group Inc. (designated in the table as RGI), Thermedics Inc. (designated in the table as TMD), Thermedics Detection Inc. (designated in the table as TDX), Thermo BioAnalysis Corporation (designated in the table as TBA), Thermo Cardiosystems Inc. (designated in the table as TCA), Thermo Coleman Corporation (designated in the table as TCOL), Thermo Fibergen Inc. (designated in the table as TFG), Thermo Instrument Systems Inc. (designated in the table as THI), Thermo Fibertek Inc. (designated in the table as TFT), Thermo Information Solutions Inc. (designated in the table as TISI), ThermoLyte Corporation (designated in the table as TLT), Thermo Optek Corporation (designated in the table as TOC), Thermo Power Corporation (designated in the table as THP), ThermoQuest Corporation (designated in the table as TMQ), Thermo Sentron Inc. (designated in the table as TSR), ThermoSpectra Corporation (designated in the table as THS), Thermo Trilogy Corporation (designated in the table as TRIL), Thermo Vision Corporation (designated in the table as VIZ), Trex Communications Corporation (designated in the table as TRCC) and Trex Medical Corporation (designated in the table as TXM).

(3) No awards of restricted stock of the Corporation were made to the chief executive officer or other named executive officers during the last three fiscal years. As of January 2, 1999, the amount and value of each executive officer's restricted stock holdings were as follows: Dr. G. Hatsopoulos--20,250 shares valued at $342,984; Mr. Smith--10,125 shares valued at $171,492.

(4) For all the named executive officers except Mr. Rainville, this amount represents matching contributions made on behalf of the executive officer by the Corporation pursuant to the Corporation's 401(k) plan. As to

   Mr. Rainville, this amount represents employer contributions to his account under the profit sharing plan of Thermo Web Systems Inc., a subsidiary of Thermo Fibertek Inc.

(5) This amount includes a special bonus in 1997 and 1996 of $40,447 and $37,589, respectively, paid pursuant to a stock retention program.

(6) In addition to the matching contribution referred to in footnote (3), such amounts include $8,739, $9,585 and $4,800, which represent the amounts of compensation attributable in fiscal 1998, 1997 and 1996, respectively, to an interest-free loan provided to Mr. Lewis pursuant to the stock holding assistance plan of Thermo Optek Corporation, a subsidiary of Thermo Instrument Systems Inc. See "Relationship with Affiliates--Stock Holding Assistance Plans."

(7) In addition to the matching contribution referred to in footnote (3), such amounts include $5,319, $5,471 and $1,313, which represent the amounts of compensation attributable in fiscal 1998, 1997 and 1996, respectively, to an interest-free loan provided to Mr. Rainville pursuant to the stock holding assistance plan of Thermo Fibertek Inc., a subsidiary of the Corporation. See "Relationship with Affiliates--Stock Holding Assistance Plans."

(8) Mr. Keiser's primary managerial assignment in fiscal 1998 was as president of the Thermo biomedical group, which is comprised of the Corporation's wholly owned biomedical businesses, and as president of Thermedics Inc., a position he assumed in March 1998. In September 1998, he was promoted to chief operating officer, biomedical and emerging technologies, of the Corporation.

(9) Mr. J. Hatsopoulos ceased to be an executive officer of the Corporation upon his resignation as chief financial officer effective as of December 31, 1998.

Stock Options Granted During Fiscal 1998

  The following table sets forth information concerning individual grants of stock options made during fiscal 1998 to the Corporation's named executive officers. It has not been the Corporation's policy in the past to grant stock appreciation rights, and no such rights were granted during fiscal 1998.

                          Option Grants in Fiscal 1998

--------------------------------------------------------------------------------------------------------
                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                               Percent of                         Annual Rates of Stock
                         Number of Securities Total Options                      Price Appreciation for
                          Underlying Options   Granted to   Exercise                 Option Term(2)
                             Granted and      Employees in  Price Per Expiration -----------------------
    Name                      Company(1)       Fiscal Year    Share      Date        5%          10%
    ----                 -------------------- ------------- --------- ---------- ----------- -----------
George N. Hatsopoulos...     50,000  (TMO)        1.50%      $40.91    04/03/10  $ 1,628,000 $ 4,374,000
                             50,000  (TMO)        1.50%      $34.65    07/03/10  $ 1,379,000 $ 3,705,000
                             50,000  (TMO)        1.50%      $15.26    10/02/10  $   607,000 $ 1,631,500
                             50,000  (TMO)        1.50%      $16.59    12/31/10  $   660,000 $ 1,774,000
                             20,000  (MKA)         7.0%      $14.23    01/21/05  $   115,800 $   270,000
                             20,000  (ONX)         2.0%      $14.25    01/21/08  $   179,200 $   454,200
                             48,000  (RGI)         9.0%      $ 4.00    01/21/05  $    78,240 $   181,920
                              2,300  (TBA)         0.6%      $19.00    01/21/05  $    17,779 $    41,469
                             10,000  (TISI)       16.7%      $10.00    01/21/08  $    62,900 $   159,400
                              3,100  (TOC)         0.3%      $14.09    01/21/05  $    17,794 $    41,447
                              2,600  (TMQ)         0.3%      $15.79    01/21/05  $    16,718 $    38,948
                              4,750  (THS)         1.3%      $ 9.30    01/21/05  $    18,003 $    41,895
                             20,000  (TRIL)       11.1%      $ 8.25    01/21/08  $   103,800 $   263,000
                             15,000  (VIZ)         3.7%      $ 7.25    01/21/05  $    44,250 $   103,200
                             20,000  (TRCC)        1.6%      $ 4.00    01/21/08  $    50,400 $   127,400
--------------------------------------------------------------------------------------------------------
Arvin H. Smith..........    100,000  (TMO)        3.00%      $17.56    10/27/05  $   715,000 $ 1,666,000
                             10,000  (TMO)        0.30%      $22.46    08/11/03  $    62,100 $   137,100
                              6,000  (TMO)         0.2%      $34.50    06/02/03  $    57,180 $   126,360
                             20,000  (ONX)         2.0%      $14.25    01/21/05  $   116,000 $   270,400
                             24,000  (RGI)         4.5%      $ 4.00    01/21/05  $    39,120 $    90,960
                             10,000  (TDX)         1.1%      $ 9.56    01/21/05  $    38,900 $    90,700
                              5,000  (TISI)        8.4%      $10.00    01/21/08  $    31,450 $    79,700
                             10,000  (TRIL)        5.6%      $ 8.25    01/21/08  $    51,900 $   131,500
                             10,000  (TRCC)        0.8%      $ 4.00    01/21/08  $    25,200 $    63,700
--------------------------------------------------------------------------------------------------------
Earl R. Lewis...........    100,000  (TMO)        3.00%      $17.56    10/27/05  $   715,000 $ 1,666,000
                             20,000  (TMO)        0.60%      $22.46    08/11/03  $   124,200 $   274,200
                             33,333  (ONX)         3.4%      $14.25    01/21/05  $   193,331 $   450,662
                              4,000  (RGI)         0.8%      $ 4.00    01/21/05  $     6,520 $    15,160
                              2,000  (TDX)         0.2%      $ 9.56    01/21/05  $     7,780 $    18,140
                              1,000  (TISI)        1.7%      $10.00    01/21/08  $     6,290 $    15,940
                             10,000  (THP)         1.5%      $11.33    05/27/05  $    46,100 $   107,500
                              2,000  (TRIL)        1.1%      $ 8.25    01/21/08  $    10,380 $    26,300
                              2,000  (TRCC)        0.2%      $ 4.00    01/21/08  $     5,040 $    12,740
--------------------------------------------------------------------------------------------------------
William A. Rainville....    100,000  (TMO)        3.00%      $17.56    10/27/05  $   715,000 $ 1,666,000
                             20,000  (TMO)        0.60%      $22.46    08/11/03  $   124,200 $   274,200
                              3,800  (TMO)         0.1%      $34.50    06/02/03  $    36,214 $    80,028
                             10,000  (MKA)         3.5%      $14.23    01/21/05  $    57,900 $   135,000
                             10,000  (ONX)         1.0%      $14.25    01/21/08  $    89,600 $   227,100
                             24,000  (RGI)         4.5%      $ 4.00    01/21/05  $    39,120 $    90,960
                             10,000  (TDX)         1.1%      $ 9.56    01/21/05  $    38,900 $    90,700
                              5,000  (TISI)        8.4%      $10.00    01/21/08  $    31,450 $    79,700
                              7,500  (VIZ)         1.8%      $ 7.25    01/21/05  $    22,125 $    51,600
                             10,000  (TRCC)        0.8%      $ 4.00    01/21/08  $    25,200 $    63,700
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                              Potential Realizable
                                                                                Value at Assumed
                                           Percent of                         Annual Rates of Stock
                     Number of Securities Total Options                      Price Appreciation for
                      Underlying Options   Granted to   Exercise                 Option Term(2)
                         Granted and      Employees in  Price Per Expiration -----------------------
  Name                    Company(1)       Fiscal Year    Share      Date        5%          10%
  ----               -------------------- ------------- --------- ---------- ----------- -----------
John T. Keiser          100,000  (TMO)        3.00%      $17.56    10/27/05  $   715,000 $ 1,666,000
                         20,000  (TMO)        0.60%      $22.46    08/11/03  $   124,200 $   274,200
                          5,000  (TMO)         0.2%      $39.36    03/11/03  $    54,350 $   120,150
                          3,100  (TMO)         0.1%      $34.50    06/02/03  $    29,543 $    65,286
                          2,000  (MKA)        0.70%      $14.23    01/21/05  $    11,580 $    27,000
                          2,000  (ONX)        0.20%      $14.25    01/21/08  $    17,920 $    45,420
                          4,000  (RGI)         0.8%      $ 4.00    01/21/05  $     6,520 $    15,160
                            700  (TMD)         0.2%      $16.05    03/05/01  $     1,771 $     3,717
                         60,000  (TMD)        13.3%      $17.11    04/13/05  $   418,200 $   973,800
                          2,000  (TDX)         0.2%      $ 9.56    01/21/05  $     7,780 $    18,140
                         15,000  (TDX)         1.6%      $11.04    04/13/05  $    67,350 $   157,050
                         25,000  (TCA)         3.2%      $26.30    04/13/05  $   267,750 $   623,750
                         30,000  (TCOL)        4.6%      $10.00    12/21/08  $   188,700 $   478,200
                          1,000  (TISI)        1.7%      $10.00    01/21/08  $     6,290 $    15,940
                         12,000  (TSR)         3.7%      $12.08    04/13/05  $    59,040 $   137,520
                          2,000  (TRIL)        1.1%      $ 8.25    01/21/08  $    10,380 $    26,300
                          1,500  (VIZ)         0.4%      $ 7.25    01/21/05  $     4,425 $    10,320
                          2,000  (TRCC)        0.2%      $ 4.00    01/21/08  $     5,040 $    12,740
----------------------------------------------------------------------------------------------------
John N. Hatsopoulos      50,000  (TMO)        1.50%      $40.91    04/03/10  $ 1,628,000 $ 4,374,000
                         50,000  (TMO)        1.50%      $34.65    07/03/10  $ 1,379,000 $ 3,705,000
                         50,000  (TMO)        1.50%      $15.26    10/02/10  $   607,000 $ 1,631,500
                         50,000  (TMO)        1.50%      $16.59    12/31/10  $   660,000 $ 1,774,000
                          5,100  (TMO)         0.2%      $34.50    06/02/03  $    48,603 $   107,406
                         20,000  (ONX)         2.0%      $14.25    01/21/05  $   116,000 $   270,400
                          2,200  (TBA)         0.6%      $19.00    01/21/05  $    17,006 $    39,666
                          2,800  (TOC)         0.3%      $14.09    01/21/05  $    16,072 $    37,436
                          2,400  (TMQ)         0.2%      $15.79    01/21/05  $    15,432 $    35,952
                          4,400  (THS)         1.2%      $ 9.30    01/21/05  $    16,676 $    38,808

-------------------------------------------------------------------------------
(1) All of the options reported are immediately exercisable as of the end of the fiscal year, except options to purchase shares of the common stock of Thermo Coleman Corporation, Thermo Information Solutions Inc., Thermo Trilogy Corporation and Trex Communications Corporation, which are not exercisable until the earlier of (i) 90 days after the effective date of the registration of that company's common stock under Section 12 of the Exchange Act or (ii) nine years after the grant date. In all cases, the shares acquired upon exercise are subject to repurchase by the granting company at the exercise price if the optionee ceases to be employed by, or ceases to serve as a director of, the granting company or another Thermo Electron company. The granting company may exercise its repurchase rights within six months after the termination of the optionee's employment or the cessation of directorship, as the case may be. For publicly traded companies, the repurchase rights lapse ratably over a one- to ten-year period, depending on the option term, which may vary from five to twelve years, provided that the optionee continues to be employed by or serve as a director of the granting company or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights generally lapse in their entirety on the ninth anniversary of the grant date. Certain options have three-year terms and the repurchase rights lapse in their entirety on the second anniversary of the grant date. The granting company may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation. Please see footnote (2) on page 20 for the company abbreviations used in this table.

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock of the granting company, the optionee's continued employment or service as a director through the option period and the date on which the options are exercised.

Stock Options Exercised During Fiscal 1998 and Fiscal Year-End Option Values

  The following table reports certain information regarding stock option exercises during fiscal 1998 and outstanding stock options held at the end of fiscal 1998 by the Corporation's named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal 1998.

   Aggregated Option Exercises In Fiscal 1998 And Fiscal 1998 Year-End Option
                                     Values

-----------------------------------------------------------------------------------------
                                                          Number of        Value of
                                                         Securities      Unexercised
                                                         Underlying      In-the-Money
                                                         Unexercised       Options
                                  Shares              Options at Fiscal   at Fiscal
                                 Acquired                 Year-End         Year-End
                                    on       Value      (Exercisable/   (Exercisable/
            Name         Company Exercise Realized(1) Unexercisable)(2) Unexercisable)
            ----         ------- -------- ----------- ----------------- --------------
Dr. George N.
Hatsopoulos.............  (TMO)      --         --    1,899,500/0       $2,067,767/ --
                          (MKA)      --         --       30,000/0       $        0/ --
                          (ONX)      --         --       20,000/0       $        0/ --
                          (RGI)      --         --       48,000/0       $        0/ --
                          (TMD)      --         --       50,000/0       $        0/ --
                          (TDX)      --         --       20,000/0       $        0/ --
                          (TBA)      --         --       17,300/0       $   40,320/ --
                          (TCK)      --         --       15,000/0       $   76,875/ --
                          (TFG)      --         --       20,000/0       $        0/ --
                          (TFT)      --         --      157,910/0       $  499,839/ --
                          (TISI)     --         --            0/10,000          --/$ 0(3)
                          (THI)      --         --      117,187/0       $  187,264/ --
                          (TLZ)      --         --       28,800/0       $   81,014/ --
                          (TLT)      --         --            0/15,000          --/$ 0(3)
                          (TOC)      --         --       93,100/0       $        0/ --
                          (THP)      --         --       40,000/0       $        0/ --
                          (TMQ)      --         --       92,600/0       $   28,170/ --
                          (THN)      --         --        7,500/0       $        0/ --
                          (TSR)      --         --       15,000/0       $        0/ --
                          (THS)      --         --       24,750/0       $   37,356/ --
                          (TTT)      --         --       40,000/0       $        0/ --
                          (TKN)    6,600    $93,146      30,000/0       $        0/ --
                          (TRIL)     --         --            0/20,000          --/$ 0(3)
                          (VIZ)      --         --       15,000/0       $        0/ --
                          (TRCC)     --         --            0/20,000          --/$ 0(3)
                          (TXM)      --         --       40,000/0       $        0/ --
-----------------------------------------------------------------------------------------
Arvin H. Smith..........  (TMO)   22,162   $403,441     322,249/0       $  505,667/ --
                          (MKA)      --         --       10,000/0       $        0/ --
                          (ONX)      --         --       20,000/0       $        0/ --
                          (RGI)      --         --       24,000/0       $        0/ --
                          (TMD)      --         --       82,500/0       $  321,563/ --
                          (TDX)      --         --       10,000/0       $        0/ --
                          (TBA)      --         --       20,000/0       $   53,760/ --
                          (TCA)      --         --       30,000/0       $  113,850/ --
                          (TFG)      --         --       10,000/0       $        0/ --
                          (TFT)      --         --       90,000/0       $  365,670/ --
                          (TISI)     --         --            0/5,000           --/$ 0(3)
                          (THI)      --         --      292,968/0       $  468,163/ --
                          (TLZ)      --         --       10,000/0       $        0/ --
                          (TLT)      --         --            0/6,000           --/$ 0(3)
                          (TOC)      --         --       90,000/0       $        0/ --
                          (TMQ)      --         --       90,000/0       $   28,170/ --
                          (THN)      --         --        2,400/0       $        0/ --
                          (TSR)      --         --        7,000/0       $        0/ --
                          (THS)      --         --       20,000/0       $   27,500/ --
                          (TTT)      --         --       35,000/0       $        0/ --
                          (TKN)    2,700   $ 38,273           0/0               --/ --
                          (TRIL)     --         --            0/10,000          --/$ 0(3)
                          (VIZ)      --         --       15,000/0       $        0/ --
                          (TRCC)     --         --            0/10,000          --/$ 0(3)
                          (TXM)      --         --       20,000/0       $        0/ --
-----------------------------------------------------------------------------------------

   Aggregated Option Exercises In Fiscal 1998 And Fiscal 1998 Year-End Option
                               Values (Continued)

-----------------------------------------------------------------------------------------
                                                          Number of        Value of
                                                         Securities      Unexercised
                                                         Underlying      In-the-Money
                                                         Unexercised       Options
                                  Shares              Options at Fiscal   at Fiscal
                                 Acquired                 Year-End         Year-End
                                    on       Value      (Exercisable/   (Exercisable/
          Name           Company Exercise Realized(1) Unexercisable)(2) Unexercisable)
          ----           ------- -------- ----------- ----------------- --------------
Earl R. Lewis...........  (TMO)   17,024  $  400,156    202,350/0           51,463/ --
                          (MKA)      --          --      20,000/0       $        0/ --
                          (ONX)      --          --      33,333/0       $        0/ --
                          (RGI)      --          --       4,000/0       $        0/ --
                          (TDX)      --          --       2,000/0       $        0/ --
                          (TBA)      --          --      50,000/0       $   49,400/ --
                          (TFG)      --          --       2,000/0       $        0/ --
                          (TISI)     --          --           0/1,000           --/$ 0(3)
                          (THI)   31,040  $  614,126    172,085/0(4)    $  175,117/ --
                          (TLZ)      --          --       5,000/0       $        0/ --
                          (TLT)      --          --           0/2,000             /$ 0(3)
                          (TOC)      --          --     225,000/0(5)    $        0/ --
                          (THP)      --          --      10,000/0       $        0/ --
                          (TMQ)      --          --     125,000/0       $   15,650/ --
                          (TSR)      --          --       2,000/0       $        0/ --
                          (THS)      --          --      50,000/0       $   68,750/ --
                          (TRIL)     --          --           0/2,000             /$ 0(3)
                          (VIZ)      --          --      25,000/0       $        0/ --
                          (TRCC)     --          --           0/2,000             /$ 0(3)
                          (TXM)    8,000  $   60,000     32,000/0       $        0/ --
-----------------------------------------------------------------------------------------
William A. Rainville....  (TMO)   15,937  $  368,947    293,287/0(6)    $  103,377/ --
                          (MKA)      --          --      10,000/0       $        0/ --
                          (ONX)      --          --      10,000/0       $        0/ --
                          (RGI)      --          --      24,000/0       $        0/ --
                          (TDX)      --          --      10,000/0       $        0/ --
                          (TBA)      --          --       6,000/0       $   16,128/ --
                          (TFG)      --          --      40,000/0(7)    $        0/ --
                          (TFT)   70,000   $ 529,410    665,000/0       $1,443,275/ --
                          (TISI)     --          --           0/5,000          -- /$ 0(3)
                          (TLZ)      --          --      10,000/0       $        0/ --
                          (TLT)      --          --           0/6,000          -- /$ 0(3)
                          (TOC)      --          --      15,000/0       $        0/ --
                          (TMQ)      --          --      15,000/0       $    4,695/ --
                          (THN)      --          --      22,500/0       $        0/ --
                          (TSR)      --          --       7,000/0       $        0/ --
                          (THS)      --          --      10,000/0       $   13,750/ --
                          (TTT)      --          --      60,000/0       $        0/ --
                          (TKN)    2,700  $   49,073          0/0              -- / --
                          (VIZ)      --          --       7,500/0       $        0/ --
                          (TRCC)     --          --           0/10,000         -- /$ 0(3)
                          (TXM)      --          --      20,000/0       $        0/ --
-----------------------------------------------------------------------------------------
John T. Keiser..........  (TMO)   10,875  $  234,031    251,622/0       $   66,725/ --
                          (MKA)      --          --      12,000/0       $        0/ --
                          (ONX)      --          --       2,000/0       $        0/ --
                          (RGI)      --          --       4,000/0       $        0/ --
                          (TMD)      --          --      77,200/0       $        0/ --
                          (TDX)      --          --      17,000/0       $        0/ --
                          (TCA)   11,250  $  175,500     49,500/0       $        0/ --
                          (TCOL)     --          --           0/30,000         -- /$ 0(3)
                          (TFT)      --          --       6,750/0       $   27,425/ --
                          (TISI)     --          --           0/1,000          -- /$ 0(3)
                          (THI)      --          --      70,312/0       $  112,359/ --
                          (TSR)      --          --      19,500/0       $        0/ --
                          (THS)      --          --       1,500/0       $    2,063/ --
                          (TKN)    1,800  $   25,965          0/0              -- / --
                          (TRIL)     --          --           0/2,000          -- /$ 0(3)
                          (VIZ)      --          --       1,500/0       $        0/ --
                          (TRCC)     --          --           0/2,000          -- /$ 0(3)
                          (TXM)      --          --      20,000/0       $        0/ --
-----------------------------------------------------------------------------------------

  Aggregated Option Exercises In Fiscal 1998 And Fiscal 1998 Year-End Option
                              Values (Continued)

-----------------------------------------------------------------------------------------
                                                          Number of        Value of
                                                         Securities      Unexercised
                                                         Underlying      In-the-Money
                                                         Unexercised       Options
                                  Shares              Options at Fiscal   at Fiscal
                                 Acquired                 Year-End         Year-End
                                    on       Value      (Exercisable/   (Exercisable/
          Name           Company Exercise Realized(1) Unexercisable)(2) Unexercisable)
          ----           ------- -------- ----------- ----------------- --------------
John N. Hatsopoulos..... (TMO)     7,800   $ 88,436     812,735/0(6)    $  151,023/ --
                         (MKA)       --         --       10,000/0       $        0/ --
                         (ONX)       --         --       20,000/0       $        0/ --
                         (RGI)       --         --       48,000/0       $        0/ --
                         (TMD)       --         --       50,000/0       $        0/ --
                         (TDX)       --         --       20,000/0       $        0/ --
                         (TBA)       --         --       17,200/0       $   40,320/ --
                         (TCK)       --         --       13,257/0       $   67,943/ --
                         (TFG)       --         --       20,000/0       $        0/ --
                         (TFT)       --         --       57,600/0       $  120,629/ --
                         (TISI)      --         --            0/10,000          --/$ 0(3)
                         (THI)    11,719   $237,720      70,312/0       $  112,359/ --
                         (TLZ)       --         --       39,400/0       $   40,507/ --
                         (TLT)       --         --            0/15,000          --/$ 0(3)
                         (TOC)       --         --       92,800/0       $        0/ --
                         (THP)       --         --       40,000/0       $        0/ --
                         (TMQ)       --         --       92,400/0       $   28,170/ --
                         (THN)       --         --       22,500/0       $        0/ --
                         (TSR)       --         --       15,000/0       $        0/ --
                         (THS)       --         --       24,400/0       $   36,630/ --
                         (TTT)       --         --       40,000/0       $        0/ --
                         (TKN)       --         --       21,000/0       $        0/ --
                         (VIZ)       --         --       15,000/0       $        0/ --
                         (TRCC)      --         --            0/20,000          --/$ 0(3)
                         (TXM)     8,000   $ 30,000      32,000/0       $        0/ --

-------------------------------------------------------------------------------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise. Please see footnote (2) on page 20 for the company abbreviations used in this table. In addition, ThermoLase Corporation is designated in the table as TLZ.

(2) All of the options reported outstanding at the end of the fiscal year were immediately exercisable as of fiscal year-end, except options to purchase the common stock of Thermo Coleman Corporation, Thermo Information Solutions Inc., ThermoLyte Corporation, Thermo Trilogy Corporation, and Trex Communications Corporation, which are not exercisable until the earlier of (i) 90 days after the effective date of the registration of the company's common stock under Section 12 of the Exchange Act or (ii) nine years after the grant date. In all cases, the shares acquired upon exercise of the options are subject to repurchase by the granting company at the exercise price if the optionee ceases to be employed by, or ceases to serve as a director of, such company or another Thermo Electron company. The granting company may exercise its repurchase rights within six months after the termination of the optionee's employment or the cessation of directorship, as the case may be. For publicly traded companies, the repurchase rights generally lapse ratably over a one- to ten-year period, depending on the option term, which may vary from five to twelve years, provided that the optionee continues to be employed by or serve as a director of the granting company or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights lapse in their entirety on the ninth anniversary of the grant date. Certain options have three-year terms and the repurchase rights lapse in their entirety on the second anniversary of the grant date. The granting company may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation.

(3) No public market for the shares underlying these options existed at fiscal year-end. Accordingly, no value in excess of the exercise price has been attributed to these options.

(4) Options to purchase 62,500 shares of the common stock of Thermo Instrument Systems Inc. granted to Mr. Lewis are subject to the same terms as described in footnote (2), except that the repurchase rights of the granting company generally do not lapse until the tenth anniversary of the grant date. In the event of the employee's death or involuntary termination prior to the tenth anniversary of the grant date, the repurchase rights of the granting company shall be deemed to have lapsed ratably over a five-year period commencing with the fifth anniversary of the grant date.

(5) Options to purchase 100,000 shares of the common stock of Thermo Optek Corporation granted to Mr. Lewis are subject to the same terms as described in footnote (2), except that the repurchase rights are deemed to lapse 20% per year commencing on the sixth anniversary of the grant date.

(6) Options to purchase 90,000 and 135,000 shares of the Common Stock granted to Messrs. Rainville and J. Hatsopoulos, respectively, are subject to the same terms as described in footnote (2), except that the repurchase rights of the granting company generally do not lapse until the tenth anniversary of the grant date. In the event of the employee's death or involuntary termination prior to the tenth anniversary of the grant date, the repurchase rights of the granting company shall be deemed to have lapsed ratably over a five-year period commencing with the fifth anniversary of the grant date.

(7) Options to purchase 20,000 shares of the common stock of Thermo Fibergen Inc. granted to Mr. Rainville are subject to the same terms as described in footnote (2), except that the repurchase rights are deemed to lapse 20% per year commencing on the sixth anniversary of the grant date.

Defined Benefit Retirement Plan

  Thermo Web Systems Inc., a wholly owned subsidiary of Thermo Fibertek Inc., maintains a defined benefit retirement plan (the "Retirement Plan") for eligible U.S. employees. Mr. Rainville is the chief executive officer of Thermo Fibertek Inc. and the only executive officer of the Corporation who participates in the Retirement Plan. The following table sets forth the estimated annual benefits payable under the Retirement Plan upon retirement to employees of the subsidiary in specified compensation and years-of-service classifications. The estimated benefits at certain compensation levels reflect the statutory limits on compensation that can be recognized for plan purposes. This limit is currently $160,000 per year.

   Annual Compensation                    Years of Service
   -------------------     ---------------------------------------------------------
                             15          20          25          30          35
                           -------     -------     -------     -------     -------
        $100,000           $25,250     $35,000     $43,750     $48,125     $48,125
        $125,000           $32,813     $43,750     $54,688     $60,156     $60,156
        $150,000           $39,375     $52,500     $65,625     $72,188     $72,188
        $160,000           $42,000     $56,000     $70,000     $84,000     $84,000

  Each eligible employee receives a monthly retirement benefit, beginning at normal retirement age (65), based on a percentage (1.75%) of the average monthly compensation of such employee before retirement, multiplied by his years of service (up to a maximum of 30 years). Full credit is given for the first 25 years of service, and half credit is given for years over 25 and less than 30. Benefits are reduced for retirement before normal retirement age. Average monthly compensation is generally defined as average monthly base salary over the five years of highest compensation in the ten-year period preceding retirement. For 1998, the annual compensation of Mr. Rainville recognized for plan purposes was $160,000. The estimated credited years of service recognized under the Retirement Plan for Mr. Rainville is 30, assuming retirement at age 65. No benefits under the Retirement Plan vest for an employee until after five years of participation, at which time they become fully vested. The benefits shown in the above table are subject to reduction for Social Security benefits. The plan benefits shown are payable during the employee's lifetime unless the employee elects another form of benefit that provides death benefit protection.

Executive Retention Agreements

  Thermo Electron has entered into agreements with certain executive officers and key employees of the Corporation that provide severance benefits if there is a change in control of Thermo Electron and their employment is terminated by the Corporation without cause or by the individual for good reason, as those terms are defined therein, within 18 months thereafter. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 40% or more of the outstanding Common Stock or voting securities of Thermo Electron; (ii) the failure of the Thermo Electron board of directors to include a majority of directors who are "continuing directors," which term is defined to include directors who were members of Thermo Electron's board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Electron or the sale or other disposition of all or substantially all of the assets of Thermo Electron unless immediately after such transaction (a) all holders of Thermo Electron Common Stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Electron.

  In 1998, Thermo Electron authorized an executive retention agreement with each of Dr. George N. Hatsopoulos, Mr. John T. Keiser, Mr. Earl R. Lewis, Mr. William A. Rainville and Mr. Arvin H. Smith. These agreements provide that in the event the individual's employment is terminated under circumstances described above, the individual would be entitled to a lump sum payment equal to the sum of (a) in the case of Dr. Hatsopoulos, three times, and in the case of Messrs. Keiser, Lewis, Rainville and Smith, two times, the individual's highest annual base salary in any 12 month period during the prior five-year period, plus (b) in the case of Dr. Hatsopoulos, three times, and in the case of Messrs. Keiser, Lewis, Rainville and Smith, two times, the individual's highest annual bonus in any 12 month period during the prior five-year period. In addition, the individual would be provided benefits for a period of, in the case of Dr. Hatsopoulos, three years, and in the case of Messrs. Keiser, Lewis, Rainville and Smith, two years, after such termination substantially equivalent to the benefits package the individual would have been otherwise entitled to receive if the individual was not terminated. Further, all repurchase rights of the Corporation and its subsidiaries shall lapse in their entirety with respect to all options to purchase Common Stock of Thermo Electron and the common stock of its subsidiaries that the individual holds as of the date of the change in control. Finally, the individual would be entitled to a cash payment equal to, in the case of Dr. Hatsopoulos, $25,000, and in the case of Messrs. Keiser, Lewis, Rainville and Smith, $20,000, to be used toward outplacement services. These executive retention agreements supersede and replace any and all prior severance arrangements which these individuals had with Thermo Electron.

  Assuming that the severance benefits would have been payable as of January 1, 1999, the lump sum salary and bonus payment under such agreement to Dr. Hatsopoulos, Mr. Keiser, Mr. Lewis, Mr. Rainville and Mr. Smith would have been approximately $3,645,000, $920,000, $1,140,000, $960,000 and $1,300,000,
respectively. In the event that payments under these agreements are deemed to be so-called "excess parachute payments" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the individuals would be entitled to receive a gross-up payment equal to the amount of any excise tax payable by such individual with respect to such payment plus the amount of all other additional taxes imposed on such individual attributable to the receipt of such gross-up payment.

Consulting Agreement with Mr. John N. Hatsopoulos

  On September 15, 1998, the Corporation entered into an agreement with Mr. John N. Hatsopoulos regarding his retirement as chief financial officer of the Corporation and his consulting arrangement with the Corporation. Pursuant to the agreement, Mr. Hatsopoulos' employment with the Corporation was terminated effective as of December 31, 1998 (the "Employment Termination Date"). The agreement provides that in addition to receiving his regular salary through the Employment Termination Date, Mr. Hatsopoulos would be paid a bonus for the 1998 calendar year in an amount to be determined on the same basis as similarly situated Corporation executives. The agreement also provides for an ongoing consulting relationship between Mr. Hatsopoulos and the Corporation for the five-year period from January 1, 1999 to December 31, 2003. For his consulting services, Mr. Hatsopoulos will be paid a fee at a rate of $500,000 per year, payable monthly in arrears. The board of directors also agreed to nominate Mr. Hatsopoulos as a director of the Corporation for the three-year term expiring in 2002, and agreed to renominate him for a second three-year term in 2002. Assuming Mr. Hatsopoulos is reelected a director, and subject to the board of directors' fiduciary duties, the Corporation also agreed to use its best efforts to cause Mr. Hatsopoulos to remain non-executive vice chairman for the term of his consulting agreement.

Employment Agreement with Dr. Richard F. Syron

  On March 12, 1999, Dr. Richard F. Syron, a director of the Corporation, agreed to become president and chief executive officer of the Corporation effective June 1, 1999. In connection therewith, Dr. Syron entered into an employment agreement with the Corporation that provides for an annual base salary of $800,000 and for an annual incentive bonus in an amount to be determined by the Corporation's board of directors, provided that Dr. Syron will be entitled to a guaranteed minimum bonus in calendar 1999, 2000 and 2001 of $145,833, $250,000 and $104,167, respectively. Also, on each of June 1, 1999, June 1, 2000 and June 1, 2001, Dr. Syron will be granted an award of shares of Common Stock ("Restricted Stock") having a market value at the time of grant of $200,000 based on the average closing price of the Common Stock as reported on the New York Stock Exchange ("NYSE") for the five business days preceding and including the corresponding grant date. Vesting of these shares of Restricted Stock shall occur on the third anniversary of each corresponding grant date. In addition, on June 1, 1999, Dr. Syron will be granted a stock option ("Stock Option") to acquire one million shares of Common Stock at an exercise price equal to the average of the closing price of the Common Stock as reported on the NYSE for the five business days preceding and including the grant date. The transfer restrictions with respect to the Stock Option shall lapse ratably over the first three anniversaries of the grant date. The Corporation will also purchase Dr. Syron's current home in the New York area for a purchase price of $1.5 million and will reimburse him for his reasonable out-of-pocket moving expenses. The Corporation intends to resell the house and, to the extent that the sale price exceeds $1.5 million, the Corporation will pay the excess to Dr. Syron. Conversely, Dr. Syron will reimburse the Corporation for any amount by which the sale price is less than $1.5 million. Further, if Dr. Syron's employment is terminated without cause or as a result of a constructive termination, as those terms are defined in the agreement, he will be entitled to continue to receive salary payments based on his then current annual base salary for a period of the greater of (i) 12 months or
(ii) the remaining term of his employment agreement (the "Salary Continuation Period"). Dr. Syron will also be entitled to a pro rata annual bonus payment for the year in which the termination occurs and, if applicable, for the Salary Continuation Period. Further, he will also be entitled to retain his Restricted Stock and his Stock Option, all transfer restrictions relating thereto shall lapse in their entirety, and his Stock Option shall continue to be exercisable until the later of June 1, 2002 or two years from the employment termination date (but in no event beyond the option expiration date of June 1, 2006). In addition, the Corporation authorized entering into an executive retention agreement with Dr. Syron relating to a change in control of the Corporation on terms comparable to those of Dr. Hatsopoulos' executive retention agreement. The board of directors also agreed to nominate Dr. Syron as a director of the Corporation for the three-year term expiring in 2002. In order to comply with this obligation, the board of directors has caused Dr. Syron to be a member of the class of directors to be elected this year. Additionally, because this action caused an imbalance in the number of directors in each class, the board of directors has caused Dr. Hatsopoulos to be a member of the class of directors to be elected at the 2000 Annual Meeting of Stockholders. Dr. Syron's employment agreement has a three-year term, with automatic one-year extensions thereafter, unless either party elects not to extend the agreement by providing 12 months' prior written notice.

                  COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

  Decisions on compensation for the Corporation's executive officers are made by the human resources committee of the board of directors (the "Committee"). The Committee has developed compensation policies that are designed to reward and motivate executives in achieving long-term value for Stockholders and other business objectives, to attract and retain dedicated, talented individuals to accomplish the Corporation's objectives, to recognize individual contributions as well as the performance of the Corporation and its subsidiaries, and to encourage stock ownership by executives through stock-based compensation and stock retention programs in order to link executive and Stockholder interests.

  The Committee evaluates the competitiveness of its compensation practices through the use of market surveys and competitive analyses prepared by its outside compensation consultants and by participating in annual compensation surveys, primarily "Project 777", an executive compensation survey prepared by Management Compensation Services, a division of Hewitt Associates. The majority of firms represented in the Project 777 survey are included in the Standard & Poor's 500 Index but do not necessarily correspond to the companies included in the Corporation's peer group. Internal fairness of compensation within the organization is also an important element of the Committee's compensation philosophy. Compensation of executives is evaluated by comparing it to the compensation of other executives within the Thermo Electron organization who have responsibility to manage businesses of comparable size and complexity.

  The compensation program of the Corporation consists of annual cash compensation and long-term incentive compensation. Annual cash compensation is composed of base salary and performance-based incentive compensation, which is reviewed and determined annually. Long-term incentive compensation is in the form of stock-based compensation such as stock options and restricted stock awards. The process for determining the components of executive compensation for the named executive officers is described below. For its review of the compensation of other officers of the Corporation, the Committee follows a substantially similar process.

Components of Executive Compensation

 Annual Cash Compensation

  Annual cash compensation consists of base salary and performance-based incentive compensation. The cash incentive compensation paid to an executive varies from year to year based on the performance of the Corporation and the executive.

  The Committee assesses the competitiveness of total annual cash compensation by establishing for each executive position at the beginning of each fiscal year a salary and reference incentive compensation for the position that together are intended to approximate the mid-point of competitive total annual cash compensation for organizations that are of comparable size and complexity as the Corporation.

  Base Salary. Generally, executive salaries are adjusted gradually over time to reflect competitive salary levels or other considerations, such as geographic or regional market data, industry trends or internal fairness within the Corporation. The Committee may also adjust individual salaries to reflect the assumption of increased responsibilities. At the beginning of fiscal 1998, several of the named executive officers were promoted or assumed more significant responsibilities within the organization as a whole, resulting in salary increases that were larger than in previous years.

  Performance-based Incentive Compensation. The amount of incentive compensation actually earned by an executive from year to year varies with the performance of the Corporation and the executive. The Committee evaluates performance (1) by using financial measures of profitability and contribution to Stockholder value and (2) by subjectively evaluating the executive's contribution to the achievement of the Corporation's long-term objectives. In fiscal 1998, the financial measures used by the Committee were return on net assets, return on sales, earnings improvement over a three-year period and three-year growth in earnings per share for the Corporation and certain subsidiaries for which the named executive officers are responsible. The financial measures are not financial targets that are met, not met or exceeded, but assess the financial performance relative to the financial performance of comparable companies and are designed to penalize below-average performance and reward above-average performance. The relative weighting of the financial measures and subjective evaluation varies depending on the executive's role and responsibilities within the organization.

  For each of the named executive officers in fiscal 1998 other than Dr. Hatsopoulos, the financial measures of incentive compensation were weighted 80%, and the subjective evaluation 20%, in determining the actual incentive compensation to be paid. The incentive compensation awarded to each named executive officer for fiscal 1998 was substantially lower in each case than the incentive compensation awarded the previous year and reflected the Corporation's financial performance in fiscal 1998, except for Mr. Keiser. In the case of Mr. Keiser, the incentive compensation paid to him for fiscal 1998 was the same as in fiscal 1997 and reflected the strong financial performance of the wholly owned biomedical companies of the Corporation for which he was managerially responsible in fiscal 1998.

 Long-Term Incentive Compensation

  The primary goal of the Corporation is to excel in the creation of long-term value for the Stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of stock-based compensation in shares of Common Stock of the Corporation and the common stock of its majority-owned subsidiaries.

  The Committee and management believe that awards of stock-based compensation of both the Corporation and other companies within the Thermo Electron group of companies accomplish many objectives. The grant of options to key employees encourages equity ownership in the Corporation, closely aligns management's interests to the interests of all the Stockholders, and results in management's compensation being closely linked to stock performance. In addition, because the employee's rights in the stock-based compensation vest over periods of varying durations and are subject to forfeiture if the employee leaves the Corporation prematurely, stock-based compensation is an incentive for key employees to remain with the Corporation long-term. The Committee believes that stock-based compensation awards in the Corporation and its majority-owned subsidiaries are also an important tool in providing incentives for performance within the entire organization.

  In determining awards, the Committee considers for each executive officer the annual value of stock-based compensation in the Corporation and other companies within the Thermo Electron organization that vest in the next year and compares the individual's total compensation using this value to competitive data. The Committee uses a modified Black-Scholes option pricing model to determine the value of an award. In addition, the Committee considers the aggregate amount of outstanding awards of stock-based compensation granted to all employees to monitor the number of outstanding awards under the Corporation's stock-based compensation program. In determining the appropriate number of outstanding awards, the Committee considers such factors as the size of the company, its stage of development, and its growth strategy, as well as the aggregate awards and compensation practices of comparable companies.

  The Committee periodically awards stock-based compensation in the form of stock options or restricted stock based on an assessment of the total compensation of the executive, the actual and anticipated contributions of the executive (which includes a subjective assessment by the Committee of the executive's future potential within the organization), as well as the value of previously awarded stock-based compensation as described above.

Stock Ownership and Retention Policies

  The Corporation's compensation program is also designed to encourage executives to own shares of the Corporation's Common Stock. The Committee believes that encouraging executives to retain stock acquired through its stock-based compensation program or otherwise provides additional incentive for executive officers to follow strategies designed to maximize long-term value to Stockholders.

  There are several elements to the Corporation's stock retention program. For example, the Committee annually awards stock options based upon an executive's average ownership of the Corporation's Common Stock over the prior year. These option awards are independent of the award of stock options as an incentive for management performance. In addition, the Committee has approved several forms of stock option awards that contain different vesting provisions and restrictions upon resale, which are intended to encourage executives to follow an exercise and hold strategy. The Committee has also authorized from time to time the payment of cash bonuses based on an executive's ownership of Common Stock. Currently, officers of the Corporation are paid a bonus of 10% of their base salary if they have not sold any shares of Common Stock for the prior three years.

  The Committee has established a stock holding policy for the chief executive officer of the Corporation that requires him to own a multiple of his compensation in shares of the Corporation's Common Stock. The multiple is one times his annual base salary and reference incentive compensation for the fiscal year.

  The Corporation's publicly traded, majority-owned subsidiaries have adopted similar stock holding policies for their chief executive officers, along with stock holding assistance plans. The stock holding assistance plans are intended to assist chief executive officers in complying with the stock holding policies, and provide for interest-free loans to enable those officers to purchase shares of common stock in the open market. Certain of the named executive officers of the Corporation are also the chief executive officers of those subsidiaries and are required to comply with the subsidiary's stock holding policies. See "Relationship with Affiliates--Stock Holding Assistance Plans." In 1996, Mr. Rainville received a loan in the principal amount of $118,104 under the Thermo Fibertek Inc. stock holding assistance plan to purchase 10,000 shares of the common stock of Thermo Fibertek Inc. of which $94,483.20 was outstanding as of January 31, 1999. In 1996, Mr. Lewis received a loan in the principal amount of $194,029.30 under the Thermo Optek Corporation stock holding assistance plan to purchase 15,000 shares of the common stock of Thermo Optek Corporation of which $155,223.60 was outstanding as of January 31, 1999.


  The Committee also has a policy requiring executive officers of the Corporation to hold shares of the Common Stock equal to one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the options.

Policy on Deductibility of Compensation

  The Committee has also considered the application of Section 162(m) of the Internal Revenue Code to the Corporation's compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to named executive officers in excess of $1 million, unless the compensation qualified as "performance-based" or is otherwise exempt from Section 162(m).

  The Committee considers the potential effect of Section 162(m) in designing its compensation program, but reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the Corporation. The Corporation has modified certain of its stock-based compensation plans in which its named executive officers participate in order to qualify for the deduction. However, the Committee has not adopted modifications to its cash compensation program or certain subsidiary stock-based compensation plans that would avail the Corporation of the deduction. In fiscal 1998, none of the named executive officers received cash compensation in excess of $1 million. Although the newly appointed chief executive officer of the Corporation may receive cash compensation in excess of $1 million in future periods, the Committee does not believe that the modifications necessary to preserve the deductibility of cash compensation in excess of that amount are warranted at this time. The Committee will continue to monitor the potential effect of Section 162(m) on the Corporation.

1998 CEO Compensation

  The Committee determines the total compensation for Dr. George N. Hatsopoulos, the Corporation's chief executive officer and founder. The determinations of the Committee as to the compensation of the chief executive officer are subject to review by the entire board of directors. In 1998, the board of directors concurred in the decisions of the Committee.

  In determining the base salary of the chief executive officer, the Committee uses the same principles as used for the named executive officers and officers of the Corporation (described above under the caption "Annual Cash Compensation--Base Salary"). The increase in base salary for the chief executive officer approved for fiscal 1998 by the Committee reflected its policy of gradual adjustment.

  The Committee determined the annual performance-based incentive compensation component of Dr. Hatsopoulos' annual cash compensation by comparing the proportion of the performance-based incentive compensation earned by the executive officers reporting to him to their base salaries for fiscal 1998. The award of performance-based incentive compensation to Dr. Hatsopoulos in fiscal 1998 was intended to reflect the performance on average of the senior executive team in fiscal 1998. The Committee also considered the Corporation's performance over the last ten years as highlighted in the 10-year Performance Graph appearing on page 35 of this proxy statement, as well as its performance in the last year, in determining Dr. Hatsopoulos' performance-based incentive compensation reported as bonus in the Summary Compensation Table. For the 10-year period ended January 2, 1999, the Corporation achieved a ten-year compounded rate of return to Stockholders of 10.93 percent per year.

  The awards of stock options to Dr. Hatsopoulos during fiscal 1998 were made under a program approved by the Committee in 1996. Under this program, the Committee awarded options to purchase a total of 500,000 shares of the Common Stock, to be granted in 10 quarterly installments of 50,000 shares each at the end of each fiscal quarter beginning in September 1996 and ending in December 1998. The program was adopted pursuant to a Committee policy to award to Dr. Hatsopoulos options to purchase shares of the Corporation's Common Stock from time to time in amounts such that his ownership of the Corporation approached five percent of the outstanding Common Stock. Such awards had been made at times the Corporation achieved a ten-year rate of return to Stockholders in excess of the returns achieved by the Standard & Poor's 500 Index and its peer performance group. For the year in which the program was approved, the ten-year compounded rate of return to Stockholders was 24 percent per year for the period 1985-1995, which exceeded the compounded rate of return of 15 percent per year for the Standard & Poor's 500 Index over the same period.

  Due to Dr. Hatsopoulos' position as a director of the Corporation's majority-owned subsidiaries or as chief executive officer of the Corporation, he may be granted options to purchase the common stock of majority-owned subsidiaries of the Corporation as part of the Corporation's stock option program. The stock option awards to Dr. Hatsopoulos in 1998 with respect to the shares of Metrika Systems Corporation, ONIX Systems Inc., The Randers Killam Group Inc., Thermo BioAnalysis Corporation, Thermo Information Solutions Inc., Thermo Optek Corporation, ThermoQuest Corporation, ThermoSpectra Corporation, Thermo Trilogy Corporation, Thermo Vision Corporation and Trex Communications Corporation, were awarded under this program, using the methodology described above for all executive officers under "Long-Term Incentive Compensation."

                        Mr. Donald E. Noble (Chairman)
                           Dr. Elias P. Gyftopoulos
                               Mr. Frank Jungers
                             Mr. Robert A. McCabe
                             Ms. Hutham S. Olayan

                        COMPARATIVE PERFORMANCE GRAPHS

Five-Year Performance Graph: 1993-1998

  The Securities and Exchange Commission requires that the Corporation include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns for the Corporation's Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. Due in part to the addition of the Corporation in 1996 to the companies comprising the Dow Jones diversified technology industry index, and in part to the changing mix of the Corporation's businesses, management has concluded that the Dow Jones diversified technology industry index, excluding the Corporation (the "Peer Group") is the most appropriate peer group to which to compare the Corporation's shareholder returns. The Corporation has compared its performance with the Standard & Poor's 500 Index (the "S&P 500 Index") and the Peer Group. The Peer Group is composed of the following companies: Corning Inc., Eaton Corp., Minnesota Mining and Manufacturing Co., The Perkin-Elmer Corp., Rockwell International Corp., TRW Inc., Tektronix, Inc., Texas Instruments Incorporated, United Technologies Corp. and Varian Associates, Inc.

     Comparison of 1993-1998 Cumulative Total Return Among Thermo Electron
                              Corporation (TMO),
         the Standard & Poor's 500 Index (S&P 500), and the Peer Group

                             [CHART APPEARS HERE]

                                     12/93 12/94 12/95 12/96 12/97 12/98
                                     ----- ----- ----- ----- ----- -----
TMO.................................  100   107   186   202   231    91
S&P 500.............................  100   101   139   175   230   294
Peer Group..........................  100   104   138   186   206   242

  The total return for the Corporation's Common Stock, the S&P 500 Index and the Peer Group assumes the reinvestment of dividends, although dividends have not been declared on the Corporation's Common Stock. The Corporation's Common Stock is traded on the New York Stock Exchange under the ticker symbol "TMO".

Ten-Year Performance Graph: 1988-1998

  The Corporation has also elected to compare its cumulative shareholder return to the S&P 500 Index and the Corporation's Peer Group for the last ten years, as of the final trading day of each fiscal year. The Corporation's human resources committee uses this information as a measure of performance in determining annual cash compensation for the Corporation's chief executive officer.

     Comparison of 1988-1998 Cumulative Total Return Among Thermo Electron
                              Corporation (TMO),
                the S&P 500 Index (S&P 500), and the Peer Group

                             [CHART APPEARS HERE]

              12/88 12/89 12/90 12/91 12/92 12/93 12/94 12/95 12/96 12/97 12/98
              ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
TMO..........  100   151   142   227   233   311   332   578   629   720   282
S&P 500......  100   132   128   166   179   197   200   275   345   453   579
Peer Group...  100   122   129   148   169   195   201   268   361   400   471

                         RELATIONSHIP WITH AFFILIATES

  Thermo Electron has, from time to time, caused certain subsidiaries to sell minority interests to investors, resulting in several majority-owned private and publicly-held subsidiaries (hereinafter referred to as the "Thermo Subsidiaries").

  Thermo Electron and each of the Thermo Subsidiaries recognize that the benefits and support that derive from their affiliation are essential elements of their individual performance. Accordingly, Thermo Electron and each of the Thermo Subsidiaries have adopted the Thermo Electron Corporate Charter (the "Charter") to define the relationships and delineate the nature of such cooperation among themselves. The purpose of the Charter is to ensure that (1) all of the companies and their stockholders are treated consistently and fairly, (2) the scope and nature of the cooperation among the companies, and each company's responsibilities, are adequately defined, (3) each company has access to the combined resources and financial, managerial and technological strengths of the others, and (4) Thermo Electron and the Thermo Subsidiaries, in the aggregate, are able to obtain the most favorable terms from outside parties.

  To achieve these ends, the Charter identifies the general principles to be followed by the companies, addresses the role and responsibilities of the management of each company, provides for the sharing of group resources by the companies and provides for centralized administrative, banking and credit services to be performed by Thermo Electron. The services provided by Thermo Electron include collecting and managing cash generated by members, coordinating the access of Thermo Electron and the Thermo Subsidiaries (the "Thermo Group") to external financing sources, ensuring compliance with external financial covenants and internal financial policies, assisting in the formulation of long-range planning and providing other banking and credit services. Pursuant to the Charter, Thermo Electron may also provide guarantees of debt or other obligations of the Thermo Subsidiaries or may obtain external financing at the parent level for the benefit of the Thermo Subsidiaries. In certain instances, the Thermo Subsidiaries may provide credit support to, or on behalf of, the consolidated entity or may obtain financing directly from external financing sources. Under the Charter, Thermo Electron is responsible for determining that the Thermo Group remains in compliance with all covenants imposed by external financing sources, including covenants related to borrowings of Thermo Electron or other members of the Thermo Group, and for apportioning such constraints within the Thermo Group. In addition, Thermo Electron establishes certain internal policies and procedures applicable to members of the Thermo Group. The cost of the services provided by Thermo Electron to the Thermo Subsidiaries is covered under existing corporate services agreements between Thermo Electron and the Thermo Subsidiaries.

  The Charter currently provides that it shall continue in effect so long as Thermo Electron and at least one Thermo Subsidiary participate. The Charter may be amended at any time by agreement of the participants. Any Thermo Subsidiary can withdraw from participation in the Charter upon 30 days' prior notice. In addition, Thermo Electron may terminate a subsidiary's participation in the Charter in the event the subsidiary ceases to be controlled by Thermo Electron or ceases to comply with the Charter or the policies and procedures applicable to the Thermo Group. A withdrawal from the Charter automatically terminates the corporate services agreement and tax allocation agreement (if any) in effect between the withdrawing company and Thermo Electron. The withdrawal from participation does not terminate outstanding commitments to third parties made by the withdrawing company, or by Thermo Electron or other members of the Thermo Group, prior to the withdrawal. In addition, a withdrawing company is required to continue to comply with all policies and procedures applicable to the Thermo Group and to provide certain administrative functions mandated by Thermo Electron so long as the withdrawing company is controlled by or affiliated with Thermo Electron.

  In general, under the corporate services agreements between Thermo Electron and the Thermo Subsidiaries, Thermo Electron's corporate staff provides the Thermo Subsidiaries with certain administrative services, including certain legal advice and services, risk management, employee benefit administration, tax advice and preparation of tax returns, centralized cash management and financial and other services. For the fiscal year ended January 2, 1999, the Corporation assessed each Thermo Subsidiary that is a party to a corporate services agreement an annual fee equal to 0.8% of such subsidiary's revenues for these services. The annual fee will remain at 0.8% of the total revenues of each Thermo Subsidiary for fiscal 1999. The fee for each subsidiary is reviewed annually and may be changed by mutual agreement of each respective Thermo Subsidiary and Thermo Electron. Each corporate services agreement automatically renews for successive one-year terms, unless canceled by the subsidiary upon 30 days' prior notice. In addition, each corporate services agreement terminates automatically in the event the subsidiary ceases to be a member of the Thermo Group or ceases to be a participant in the Charter. In the event of a termination of a corporate services agreement, the subsidiary will be required to pay a termination fee equal to the fee that was paid by such subsidiary for services under the corporate services agreement for the nine-month period prior to termination. Following termination, Thermo Electron may provide certain administrative services on an as-requested basis by the subsidiary or as required in order to meet such subsidiary's obligations under Thermo Electron's policies and procedures. Thermo Electron will charge a subsidiary a fee equal to the market rate for comparable services if such services are provided to such subsidiary following termination.

  Pursuant to an international distributorship agreement, Thermedics Detection Inc. ("Thermedics Detection"), a majority-owned subsidiary of Thermedics Inc., which in turn is a majority-owned subsidiary of the Corporation, appointed Arabian Business Machines Co. ("ABM") as its exclusive distributor of Thermedics Detection's security instruments in certain Middle Eastern countries. ABM is a member of The Olayan Group. Ms. Hutham S. Olayan, a director of the Corporation, is the president and a director of Olayan America

Corporation, a member of The Olayan Group, which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Revenues recorded under this agreement totaled $248,000 in fiscal 1998.

  In March 1995, ThermoLyte Corporation ("ThermoLyte") sold 1,845,000 units, each unit consisting of one share of ThermoLyte common stock and one redemption right, at $10.00 per unit. Holders of the common stock issued in the offering have the option to require ThermoLyte to redeem any or all of their shares at $10.00 per share in December 1998 or December 1999. In December 1998, 1,707,000 shares of ThermoLyte common stock were redeemed for a total redemption value of $17.1 million. In connection therewith, ThermoLyte redeemed 25,000 shares held by Crescent International Holdings Ltd. at a redemption price of $10.00 per share, the same redemption price received by unaffiliated holders. Crescent International Holdings Ltd, a member of the Olayan Group, is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan has disclaimed beneficial ownership of the ThermoLyte shares owned by Crescent International Holdings Ltd. that were redeemed by ThermoLyte.

  In December 1997 and March 1998, Thermo Trilogy Corporation ("Trilogy"), a subsidiary of Thermo Ecotek Corporation, which in turn is a majority-owned subsidiary of the Corporation, completed private placements of an aggregate of 1,942,821 shares primarily to outside investors of minority investments in its common stock. In connection with Trilogy's private placement of its shares of common stock in March 1998, Trilogy and the Corporation entered into a placement agreement with KSH Investment Group, Inc. ("KSH") to act as placement agent on behalf of Trilogy. KSH received a placement agent fee of approximately $387,050, representing 6% of the gross proceeds from the sale of shares of Trilogy common stock in the March 1998 private placement to investors introduced to Trilogy by KSH. KSH is a privately held investment banking firm of which John C. Hatsopoulos is a shareholder and a managing director. John C. Hatsopoulos is the son of John N. Hatsopoulos, a director and former president and chief financial officer of the Corporation. John C. Hatsopoulos will receive a portion of the placement agent fee equal to $16,750.

  A company controlled by Dr. John M. Albertine, a director of the Corporation, is in negotiations with the Corporation for the possible purchase of a business from the Corporation in a transaction valued at approximately $23 million. No definitive agreement has been reached with respect to this proposed transaction. A special committee of the Corporation's board of directors, comprising Ms. Olayan and Messrs. Jungers and McCabe, has been formed to evaluate the fairness to the Corporation of the proposed transaction. Any definitive agreement would be subject to the approval of this committee and the Corporation's board of directors, excluding Dr. Albertine.

Stock Holding Assistance Plans

  The Committee has established a stock holding policy for the chief executive officer of the Corporation that requires him to own a multiple of his compensation in shares of the Common Stock. The multiple is one times his annual base salary and reference incentive compensation for the fiscal year.

  The Corporation's publicly traded, majority-owned subsidiaries have adopted similar stock holding policies for their chief executive officers, along with stock holding assistance plans. The stock holding assistance plans are intended to assist chief executive officers in complying with the stock holding policies, and provide for interest-free loans to enable those officers to purchase shares of common stock in the open market. Certain of the named executive officers of the Corporation are the chief executive officers of these subsidiaries and are required to comply with the subsidiary's stock holding policies. Mr. William A. Rainville, a chief operating officer of the Corporation, is also the chief executive officer of Thermo Fibertek Inc. Mr. Earl R. Lewis, a chief operating officer of the Corporation, is also the chairman of Thermo Optek Corporation. In 1996, Mr. Rainville received a loan in the principal amount of $118,104 under the Thermo Fibertek Inc. stock holding assistance plan to purchase 10,000 shares of the common stock of Thermo Fibertek Inc. of which amount $94,483.20 was outstanding as of January 31, 1999. In 1996, Mr. Lewis received a loan in the principal amount of $194,029.50 under the Thermo Optek Corporation stock holding assistance plan to purchase 15,000 shares of the common stock of Thermo Optek Corporation of which amount $155,223.60 was outstanding as of January 31, 1999. Both of Mr. Rainville's and Mr. Lewis' loans are payable on the earlier of demand or the fifth anniversary of the date of the loan, unless otherwise determined by the human resources committee of the board of directors of Thermo Fibertek Inc. or Thermo Optek Corporation, respectively. None of the other named executive officers have loans currently outstanding under any subsidiary stock holding assistance plan.

                                 -PROPOSAL 2-

 PROPOSAL TO AMEND AND RESTATE THE CORPORATION'S CERTIFICATE OF INCORPORATION

  From time to time, the Corporation undertakes a review of its corporate documents, including its Amended and Restated Certificate of Incorporation (the "Current Charter"). As a result of the latest review of the Current Charter, the Corporation has concluded that certain provisions of the Current Charter have become obsolete, unnecessary or are duplicative under the current General Corporation Law of the State of Delaware (the "Delaware Law"), which governs the Corporation's activities as a Delaware corporation. In addition, the Corporation believes that certain provisions which were intended to apply to transactions involving a potential change in control without the board of directors' approval, have, in practice, had the unintended effect of making transactions, including matters that do not involve a change in control and that have been approved by the board of directors, more difficult to accomplish. Consequently, the Corporation believes that such provisions are no longer justifiable and serve no continuing purpose. For example, the provision in the Current Charter requiring a two-thirds vote (as opposed to a simple majority) for any amendment to the certificate of incorporation, in the Corporation's view, creates unnecessary uncertainty regarding whether the Corporation would be able to obtain the requisite vote to implement plans approved by the board, such as an amendment to the certificate of incorporation to increase the number of authorized shares in order to cover the shares issuable upon a stock split.

  Since 1960, when the Corporation was first incorporated in the State of Delaware, both the Delaware Law and Delaware corporate practice have undergone many changes. The proposed changes to the Amended and Restated Certificate of Incorporation (the "Proposed Restatement") ensure that the document is consistent with the current Delaware Law and reflects current corporate practice, in a simple and straightforward format. The board of directors believes that the proposed changes will result in a document that will better serve the Corporation and its Stockholders in the years ahead. Accordingly, on March 18, 1999, the board of directors unanimously approved, subject to the approval of Stockholders at the meeting, a proposal to amend and restate the Current Charter.

  The proposed changes to the Current Charter and the reasons for such changes are summarized below.

Eliminate Superfluous Provisions Relating to Changes in Control

  The Current Charter contains certain provisions, adopted at the Corporation's 1978 Annual Meeting of Stockholders, relating to transactions that could result in a change in control of the Corporation. These provisions contain (1) super-majority voting requirements in the event of certain significant corporate actions and (2) a redemption right for shareholders who continue to hold shares of the Corporation following a tender offer not approved by the board of directors. Since the adoption of these provisions, Delaware law and practice relating to a corporation's response to proposed transactions involving a change in control have developed significantly. The board of directors believes that, since 1978, these developments, together with the adoption by the Corporation of other measures applicable to a proposal that could result in a change in control (see "Current Measures Relating to Change in Control"), have made the Current Charter's provisions obsolete, unnecessary and, in some cases, extremely cumbersome. The board of directors proposes to remove both the super-majority voting requirements and the redemption provision contained in the Current Charter.

 Eliminate Super-majority Voting Requirements

  Article Eleventh of the Current Charter requires that a larger percentage of votes than a simple majority must be obtained in order to approve corporate actions under certain circumstances.

  --Part A of Article Eleventh requires a vote of the holders of two-thirds of the outstanding Common Stock in order to approve certain corporate actions, including the amendment of the Corporation's certificate of incorporation, merger of the Corporation into another entity and other significant corporate actions; and

  --Part B of Article Eleventh requires that, if any business entity owns more than 25% of the Corporation's Common Stock, the vote of the holders of 85% of the outstanding Common Stock (other than shares held by the 25% holder) is required to approve certain corporate transactions, including a merger, involving the 25% holder.

  Article Eleventh was adopted in 1978 (1) to make it more difficult for the holder of a large block of Common Stock to exert undue influence in implementing significant corporate transactions and (2) to ensure that significant corporate actions, including those that could result in a change in control, would be approved by a greater percentage of stockholders. However, the board of directors has found that the presence of these super-majority voting requirements has, in practice, created unnecessary uncertainty surrounding the ability of the Corporation to implement decisions of the board of directors which require the approval of the Corporation's Stockholders in circumstances not involving a potential change in control, such as an amendment to the certificate of incorporation to increase the number of authorized shares. Because a super-majority vote applied to such transactions, this provision has had the effect of making more difficult even transactions approved by the board of directors. The board of directors believes that it is to the Corporation's and the Stockholders' advantage to reduce this uncertainty, in that it could impede such matters as charter amendments and transactions initiated or agreed to by the board of directors. In addition, the board of directors believes that the purposes of Article Eleventh are better served by the provisions of Section 203 of the Delaware Law (adopted in 1988) and the Corporation's shareholder rights plan (also adopted in 1988). See "Current Measures Relating to Change in Control."

 Eliminate Redemption Provision

  Section 9 of Article Ninth of the Current Charter ("Section 9") states that, in the event of a tender offer that is not recommended by the board of directors, the Stockholders remaining after the completion of the tender offer have the right to require the Corporation to redeem their shares of Common Stock at a price equal to the greater of the highest price paid by the acquiring party in the tender offer and the book value per share of Common Stock. This provision, which was adopted in 1978, was intended to address a takeover tactic of the time in which the acquiring party would gain control of a corporation by acquiring just over 50% of the outstanding shares at one price, and would subsequently acquire the remaining shares at a lower price.

  The board of directors believes that the change in control measures described below, specifically the Corporation's shareholder rights plan (the "Rights Plan") and Section 203 of the Delaware Law, (1) better address the concerns which led to the adoption of Section 9 and (2) reflect current Delaware corporate practice regarding how best to address a proposed transaction that could involve a change in control. Section 203 and the Rights Plan are designed to encourage parties seeking to implement such a transaction to negotiate with the board of directors rather than proceeding on a unilateral basis. In addition, because charter provisions such as Section 9 are no longer customary for public Delaware corporations, the validity and effect of such provisions in the context of a potential change in control may be subject to differing interpretations and result in uncertainty as to their application.

 Current Measures Relating to Change in Control

  Since 1978, when the provisions set forth in Article Eleventh and Section 9 of Article Ninth were implemented, other strategies for addressing transactions involving a potential change in control have become available to or been developed by Delaware corporations as a result of revisions in the Delaware Law and the experiences of other companies in actual situations involving potential changes in control.

  In 1988, the Delaware Law was revised to include Section 203, the Delaware Business Combinations Statute ("Section 203"). Section 203 provides that a corporation and an "interested" stockholder (one who beneficially owns 15% or more of the outstanding shares) may not enter into a proposed business combination for a period of three years following the interested stockholder's acquisition of its 15% or greater interest unless the proposed combination is approved by the holders of two-thirds of the disinterested shares or unless other specified conditions are satisfied. These conditions include approval by the board of directors of the acquisition by the interested stockholder of its 15% interest or of the proposed business combination prior to the interested stockholder acquiring its 15% interest, or acquisition by the interested stockholder of 85% of the outstanding shares of the corporation in the same transaction in which it became an interested stockholder, among others.

  The Corporation also has adopted a shareholder rights plan (the "Rights Plan"). The Corporation first adopted a Rights Plan in 1988, and approved the current version of the Rights Plan in 1996. Under the Rights Plan, when an entity becomes the beneficial owner of 15% or more of the outstanding shares of the Corporation's Common Stock (except pursuant to an offer for all outstanding shares of Common Stock that the board of directors determines to be fair to, and otherwise in the best interests of, the Stockholders), the other shareholders would have the right to purchase from the Corporation additional shares of Common Stock at one-half of the then current market price for those shares.

  In addition, the Corporation's board of directors is classified into three classes, which means that the terms of office of only one-third of the Directors expire each year. This feature is intended to ensure continuity and stability in the Corporation's leadership by virtue of the fact that, at any time, at least two-thirds of the board of directors has had prior experience on the board. The classified structure also would moderate the pace of any change in control of the Corporation because all directors' terms do not expire at the same time, which extends the time required to elect a majority of the board of directors.

  Rights plans, together with classified boards of directors, were developed in order to encourage potential acquirors of large percentages of shares of publicly traded corporations to initiate negotiations with the boards of directors of those corporations, and not to act unilaterally. As a general matter, most Delaware companies that have adopted rights plans and have classified boards of directors believe that those measures are sufficient to ensure that their boards will be given the time and the opportunity to consider appropriate alternatives, including negotiation of the terms of any possible transaction.

Eliminate Provisions Repeating, or Not Required by, the Delaware Law

  The Proposed Restatement will simplify and modernize the Current Charter by eliminating provisions that repeat, are not required by, or reflect superseded versions of the Delaware Law. These provisions contain information that was once required by now-revised sections of the Delaware Law to be included in certificates of incorporation but which the statute no longer requires (such as a list of the specific powers that were granted to the Corporation), information that was required by the Delaware Law to be included in the Corporation's certificate of incorporation at the time of its first organization, but is not required for a corporation that has been in existence for some time (such as a statement of the minimum capital with which the Corporation could start its business and a listing of the original incorporators of the Corporation), matters that are not required by the Delaware Law to be addressed in certificates of incorporation, or matters that simply repeat the Delaware Law.

  The board of directors believes that these provisions should be eliminated because their presence in the Current Charter adds no useful, pertinent or necessary features to the Charter and serves no continuing purpose.

Integrate Amendments since 1994 into One Document

  The Corporation most recently amended and restated the Current Charter in 1994. Since then, there have been three amendments to the Current Charter, each of which is now represented by a separate document. The Proposed Restatement integrates all of the amendments that have been made by the Corporation to the Current Charter since 1994 into one unified document, which eliminates the need to refer to a number of separate documents in order to find the complete text of the Current Charter.

Other Changes

  In addition to the proposed changes set forth above, the Corporation has made certain wording changes in some of the sections of the Current Charter, none of which has any substantive effect.

Filing and Text of Proposed Restatement

  The Proposed Restatement will be effective upon filing with the Secretary of State of the State of Delaware, if it is approved by Stockholders at the meeting. This summary of the proposed changes to the Current Charter is not intended to be complete and is qualified in its entirety by reference to the copy of the Proposed Restatement that is attached to this proxy statement as Appendix A. Please review the copy of the Proposed Restatement attached to this proxy statement, which has been marked to show the proposed changes to the Current Charter.

Recommendation

  The board of directors believes that the proposed amendment and restatement of the Corporation's Current Charter is in the best interests of the Corporation and its Stockholders and recommends that the Stockholders vote FOR the approval of the Proposed Restatement. The affirmative vote of the holders of two-thirds of the outstanding Common Stock is required to approve the Proposed Restatement. Abstentions and broker non-votes will have the same effect as votes against the proposal.

                             STOCKHOLDER PROPOSALS

                                 -PROPOSAL 3-

  Certain Stockholders have submitted the proposal set forth below. The Corporation will furnish, orally or in writing as requested, the names, addresses and claimed share ownership positions of the proponents of the Stockholder Proposal promptly upon written or oral request directed to the Secretary of the Corporation. The board of directors has carefully considered the Stockholder Proposal and concluded that its adoption would not be in the best interests of the Corporation or its Stockholders. For the reasons stated after the proposal and its supporting statement, the board of directors recommends a vote AGAINST the proposal.

  Stockholders have submitted the following proposal, which will be voted upon at the meeting if presented by its proponents.

WHEREAS WE BELIEVE:

  Responsible implementation of a sound, credible environmental policy increases long-term shareholder value by raising efficiency, decreasing clean-up costs, reducing litigation, and enhancing public image and product attractiveness;

  Adherence to public standards for environmental performance gives a company greater public credibility than standards created by industry alone. For maximum credibility and usefulness, such standards should specifically meet the concerns of investors and other stakeholders;

  Companies are increasingly being expected by investors to do meaningful, regular, comprehensive and impartial environmental reports. Standardized environmental reports enable investors to compare performance over time. They also attract investment from investors seeking companies which are environmentally responsible and which minimize risk of environmental liability.

WHEREAS:

  The Coalition for Environmentally Responsible Economies (CERES) -- which includes shareholders of this company, public interest representatives, and environmental experts--consulted with corporations to produce the CERES Principles as comprehensive public standards for both environmental performance and reporting. Fifty-four companies, including Sun [Sunoco], General Motors, H.B. Fuller, Polaroid, and Bethlehem Steel, have endorsed these principles to demonstrate their commitment to public environmental accountability and standardized reporting. Fortune-500 endorsers say that the benefits of working with CERES are public credibility; and "value-added" for the company's environmental initiatives;

  In endorsing the CERES Principles, a company commits to work toward:

1. Protection of the biosphere  4. Energy conservation       8. Informing the
2. Sustainable natural resource 5. Risk reduction               public
   use                          6. Safe products/services    9. Management
3. Waste reduction and disposal 7. Environmental restoration    commitment
                                                            10. Audits and reports

[Full text of the CERES Principles and accompanying CERES Report Form obtainable from CERES, 711 Atlantic Avenue, Boston MA 02110, tel: 617-451-0927].

CERES is distinguished from other initiatives for corporate environmental responsibility, in being (1) a successful model of shareholder relations; (2) a leader in public accountability through standardized environmental reporting; and (3) a catalyst for significant and measurable environmental improvement within firms.

RESOLVED:  Shareholders request the Corporation to endorse the CERES
           Principles as a part of its commitment to be publicly accountable for its environmental impact.

Supporting Statement for Stockholder Proposal (Proposal 3)

  Many investors support this resolution. Those sponsoring similar resolutions at various companies have portfolios totaling $75 billion. The number of public pension funds and foundations supporting this resolution increases every year. The objectives are: standards for environmental performance and disclosure; methods for measuring progress toward these goals; and a format for public reporting of progress. We believe this is comparable to the European Community regulation for voluntary participation in verified and publicly-reported eco-management and auditing, and fully compatible with ISO 14000 certification.

  Your vote FOR this resolution will encourage both scrutiny of our Company's environmental policies and reports and adherence to standards upheld by management and stakeholders alike.

Statement in Opposition to Stockholder Proposal (Proposal 3)

  Thermo Electron is proud of its commitment to the environment through its business practices and its products and services. Many of its businesses provide environmentally responsible products or offer services to aid other companies in meeting their environmental commitments and responsibilities. The Corporation believes that its environmental policy and business practices are already consistent with the basic tenets of the CERES Principles.

  The Corporation's environmental policy has evolved over several years. It was designed and is intended to reflect and recognize the diverse businesses in which the Corporation engages and the specific and varied environmental issues and responsibilities which affect the Corporation's businesses. The policy states the Corporation's objectives with respect to environmental issues, sets forth the Corporation's environmental expectations of its employees and explains the environmental responsibilities of each business unit and its managers. The board of directors believes that this environmental policy, as adapted to the structure and specific circumstances of the Corporation, is better suited to the Corporation and more adaptable to changing responsibilities and concerns, than the statement recommended by the Stockholder proponents.

  The Corporation operates businesses throughout the world and is already subject to extensive environmental regulation and disclosure requirements in the jurisdictions in which it conducts its businesses. The Corporation believes that its environmental practices and policies already comply with the laws of these jurisdictions.

Furthermore, the Corporation is concerned that the proliferation of independent practices for environmental disclosure, such as that represented by the CERES Principles in the United States, the European Community regulations referred to in the Supporting Statement, ISO 14000 for European operations, and others, present confusing and conflicting disclosures that are not applied uniformly to all companies. Finally, the Corporation believes that adoption of the CERES Principles would not further the Corporation's environmental objectives but merely create an additional administrative reporting obligation that would burden the Corporation with additional expenses and divert resources better employed to creating better environmental products and services.

  The board of directors recommends a vote AGAINST this Stockholder Proposal. Proxies solicited by the board of directors will be voted AGAINST the proposal unless Stockholders otherwise specify to the contrary on their proxy. Substantially identical proposals were submitted to, and rejected by, the Stockholders at the 1997 and 1998 Annual Meetings of the Stockholders, with approximately 92.9% and 91.7% of the shares voting on the proposal at the 1997 and 1998 meetings, respectively, voted against the proposal.

                                 -PROPOSAL 4-

  Mr. John Jennings Craypo, P.O. Box 400151, Cambridge, Massachusetts 02140-0002, the owner of 711 shares of Common Stock, has notified the Corporation that he intends to introduce the following proposal for action at the meeting:

  "Effect appropriate changes to the Certificate of Incorporation whereby commencing January First, the year Two Thousand the Chief Executive Officer of the Corporation shall always be a direct lineal descendant of the Founder of the Corporation.

  In the event the Board does not wish a direct lineal descendant of the Founder as Chief Executive Officer, the Board shall provide that a lineal descendant direct of one of the Brothers or Sisters who have the same parents as that of the Founder shall serve as Chief Executive Officer of the Corporation.

  In the event the Board does not wish a direct lineal descendant of one of the brothers or sisters who have the same parents as that of the Founder of the Corporation as Chief Executive Officer, the Board shall provide for the Chief Operating Officer of the Corporation being a direct lineal descendant of the Founder.

  In the event the Board does not want a direct lineal descendant of the Founder as Chief Operating Officer of the Corporation, the Board shall provide for direct lineal descendant of one of the brothers or sisters of the Founder with the same parents as that of the Founder to serve as Secretary or Clerk of the Corporation.

  This process shall be effectuated each time a Chief Executive Officer, a Chief Operating Officer, and Clerk/Secretary of the Corporation is appointed.

  In the event the Founder has no Brothers or Sisters with the same parents as the Founder the designations reference Sisters and/or Brothers of said Founder will be disregarded but the rest of this enactment shall apply."

Supporting Statement for Stockholder Proposal (Proposal 4)

  "Many Corporations have a history of providing for hereditary privilege for qualified persons.

  One Corporation for example has the procedure whereby its current Chief Executive Officer is the son of one of it's ancestor corporations.

  And another major corporation has its Board Chairperson a direct lineal descendant of its Founder.

  Nationally, here in the United States of America, Mr. John Quincy Adams, its sixth President, was the son of its second President, and prior to Mr. Adam's election as sixth President, Mr. Adams served as United States Secretary of State."

Statement in Opposition to Stockholder Proposal (Proposal 4)

  The board of directors opposes this Stockholder Proposal in the belief it is inconsistent with the corporate governance principles guiding public companies. In addition, the board of directors has recently concluded a search for a successor to the Corporation's founder, Dr. George N. Hatsopoulos, and has named Dr. Richard F. Syron as president and chief executive officer of the Corporation, effective June 1, 1999.

  The board of directors believes that limiting the potential choices for senior executive positions within the Corporation to descendants of the founder or his relatives is not in the best interests of the Corporation. The executives of the Corporation and its subsidiaries reflect a substantial diversity of experience and background that has contributed to the entrepreneurial environment and culture of the Corporation. The board of directors is committed to maintaining and increasing the diversity of the executive team throughout the organization and believes that tapping executives within and outside the organization is essential to the future success of the Corporation.

  The board of directors recommends a vote AGAINST this Stockholder Proposal. Proxies solicited by the board of directors will be voted AGAINST the proposal unless Stockholders otherwise specify to the contrary on their proxy.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The board of directors has appointed Arthur Andersen LLP as independent public accountants for fiscal 1999. Representatives of that firm are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions. Arthur Andersen LLP has acted as independent public accountants for the Corporation since 1960.

                                 OTHER ACTION

  Management is not aware at this time of any other matters that will be presented for action at the meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

                             STOCKHOLDER PROPOSALS

  Proposals of Stockholders intended to be included in the proxy statement and form of proxy relating to the 2000 Annual Meeting of the Stockholders of the Corporation and to be presented at such meeting must be received by the Corporation for inclusion in the proxy statement and form of proxy no later than December 9, 1999. Notices of Stockholder proposals submitted outside the processes of Rule 14a-8 of the Exchange Act (relating to proposals to be presented at the meeting but not included in the Corporation's proxy statement and form of proxy), will be considered untimely, and thus the Corporation's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after February 26, 2000.

                            SOLICITATION STATEMENT

  The cost of this solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by mail, but regular employees of the Corporation may solicit proxies personally or by telephone, facsimile transmission or telegram. In addition, the Corporation has engaged D.F. King & Co., Inc. for a fee not to exceed $10,000 plus out-of-pocket expenses in order to assist in the solicitation of proxies. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Corporation will reimburse such parties for their reasonable charges and expenses in connection therewith.

Waltham, Massachusetts
April 8, 1999

                                                                     APPENDIX A

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

                         *SECOND* AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                          THERMO ELECTRON CORPORATION

  FIRST: The name of the Corporation is

                          THERMO ELECTRON CORPORATION

  SECOND: The registered office of the Corporation in the State of Delaware is to be located in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent is The Corporation Trust Company whose address is No. 1209 Orange Street, in said city.

  [THIRD: The nature of the business of the Corporation and the objects or purposes proposed to be transacted, promoted or carried on by it are:

  (1) To design, manufacture, buy, sell, trade, import, export, or otherwise deal in heat engines or other power and energy sources and in materials and items in any way related thereto;

  (2) To invent and foster the invention of and carry on research and development programs with respect to heat engines and other power and energy sources and materials and items in any way related thereto;

  (3) To publish or cause to be published or to assist in the publication of books, pamphlets, magazines, articles, papers and other publications in the furtherance of or related to or connected with any of the purposes of the Corporation;

  (4) To apply for, register, introduce, develop, acquire, hold, use, exercise, operate, lease, deal in, dispose of, take or grant licenses or other rights with respect to, and in any and all ways exploit or turn to account inventions, improvements, processes, privileges, copyrights, patents, trade-marks, formulae, trade names and distinctive marks and similar rights of any and all kinds in relation to any of the purposes herein stated, and whether granted, registered or established by or under the laws of the United States of America or of any state, foreign country, authority or place;

  (5) To acquire, by purchase, subscription or otherwise, hold and dispose of all forms of securities, including stocks, bonds, debentures, notes, evidences of indebtedness, certificates of interest and other rights, choses in action, interests and obligations, whether issued or created by corporations, domestic or foreign, associations, partnerships, joint ventures, individuals, governments, states, municipalities or other political divisions or subdivisions; and to issue in exchange therefor shares of its own capital stock, bonds and other securities or obligations; and while the holder of any such securities, to possess and exercise in respect thereof any and all of the rights, powers and privileges of individual ownership or interest therein, including the right to vote thereon for any and all purposes and to consent or otherwise act with respect thereto;

  (6) To purchase, lease or otherwise acquire, hold, operate or develop, lease to others, sell or otherwise dispose of real and personal property of every class and description, or any interest therein, and to any amount, in the State of Delaware or in any state or territory of the United States of America or in any foreign country, subject to the laws of any such state, territory or foreign country;

  (7) To borrow money and contract debts for any of the purposes of the Corporation, and to issue bonds, debentures, notes or other securities or obligations of any nature for moneys so borrowed or in payment for

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

property acquired, and to secure the payment thereof, or of any debt contracted for such purposes, by mortgage upon or pledge or conveyance assignment in trust of the whole or any part of the property and franchises of the Corporation, real and personal, including securities and contract rights, whether at the time owned or thereafter acquired; to confer on the holder of any debt or obligation of the Corporation, secured or unsecured, the right to convert the principal thereof into stock of the Corporation; to loan money with or without collateral, in furtherance of any of the purposes of the Corporation; and to guarantee any obligation for the payment of money or the performance of any contract by any corporation, association, partnership, joint venture or individual; but all only to such extent as a corporation organized under the General Corporation Law of the State of Delaware may at the time lawfully do;

  (8) To purchase or otherwise acquire shares of its own capital stock, to hold any stock acquired by the Corporation, and, to such extent and in such manner and upon such terms as the directors shall determine, subject to the By-Laws of the Corporation, to reissue, sell or otherwise dispose of any such stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital, nor shall any shares of its own capital stock belonging to it be voted upon directly or indirectly;

  (9) To transact its business and conduct its affairs, so far as permitted by law, in the State of Delaware, in other states of the Untied States of America, in the District of Columbia, in any of the territories, districts, protectorates, dependencies or insular or other possessions of the United States of America, or in any foreign countries;

  (10) To acquire all or any part of the goodwill, rights, property, privileges, franchises and business of any other person, entity, partnership, joint venture, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation has power to conduct; to pay for the same in cash or in stocks, bonds, debentures, notes or other securities or obligations of the Corporation or otherwise; to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired; and to assume, in connection therewith, any liability of any such person, entity, partnership, joint venture, association or corporation; and to conduct in any lawful manner the whole or any part of the business thus acquired;

  (11) To carry out all or any part of the foregoing purposes and objects as principal, factor, agent, contractor, or otherwise, either alone or in conjunction with any person, firm, joint venture, association or corporation; and in carrying on its business and for the purpose of attaining or furthering any of its objects, to make and perform contracts of any kind and description, to aid in any manner any person, corporation, association, partnership, joint venture or individual in the welfare of which the Corporation shall have any interest, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects herein enumerated or incidental to the powers herein specified, or which shall at any time appear conducive to or expedient for the accomplishment of any of the purposes or for the attainment of any of the objects hereinbefore enumerated, so far as, and to the extent and subject to compliance with such conditions and requirements, that the same may lawfully be done and performed by a corporation organized under the General Corporation Law of the State of Delaware, but not otherwise.

  The foregoing clauses of this Article THIRD shall be construed as stating powers as well as objects and purposes, in furtherance and not in limitation of the general powers conferred upon the Corporation by the laws of the State of Delaware or of the United States, whether expressly or impliedly by reasonable construction of such laws, and whether the same be now or hereafter in effect. It is the intention that the objects, purposes and powers specified in each of said clauses shall be in no wise limited or restricted by reference to or inference from the terms of any other clause, but that the objects, purposes and powers specified in each of the clauses of this Article shall be regarded as independent objects, purposes and powers.]

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  *THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.*

  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is: (a) Three Hundred Fifty Million (350,000,000) shares of Common Stock of the par value of $1.00 per share, the holders of which shall have one vote for each share so held, *and* (b) [Ten] *Fifty* Thousand ([1]*5*0,000) shares of Preferred Stock of the par value of $100 per share, to be issued in such classes, including one or more series within such class, and to possess such specific terms including dividend rates, conversion prices, voting rights, redemption prices, maturity dates and other special rights, preferences, qualifications, limitations, and restrictions thereof, as shall be determined in the resolution or resolutions providing for the issue of such Preferred Stock adopted by the Board of Directors from time to time[;]*.* [and
(c)] *Pursuant to a Certificate of Designation filed on January 31, 1996,* Forty Thousand (40,000) shares of *Preferred Stock has been designated as* Series B Junior Participating Preferred Stock of the par value of $100 per share, the relative rights, preferences and limitations of which are as follows:

  Section 1. Designation and Amount. The shares of such series shall be designated as "Series B Junior Participating Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be 40,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

  Section 2. Dividends and Distributions.

  (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, par value $1.00 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $100 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the first sentence of this Section 2(A) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

  (B) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series B Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $100 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

  Section 3. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

  (B) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

  (C) (i) If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series B Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series B Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

  (ii) During any period when the holders of Series B Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall be increased by two, and the holders of Series B Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C).

  (iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series B Preferred Stock entitled to vote in an election of such Director.

  (iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series B Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series B Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

  (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series B Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his or her successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series B Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series B Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

  (D) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  Section 4. Certain Restrictions.

  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 *above* are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4 purchase or otherwise acquire such shares at such time and in such manner.

  Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

  Section 6. Liquidation, Dissolution or Winding Up.

  (A) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  (B) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

  (C) In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section [4] *6* shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

  Section 7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

  Section 8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

  Section 9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series B Preferred Stock, unless the terms of any such series shall provide otherwise.

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class.

  Section 11. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series B Preferred Stock.

  [FIFTH: The minimum amount of capital with which the Corporation will commence business is one thousand dollars ($1,000.00).]

  [SIXTH: The names and places of residence of each of the incorporators are as follows:

         Name                                                Residence
         ----                                                ---------
       David Simon................................ 310 East 71st Street
                                                   New York 21, N.Y.

       Lawrence Nirenstein........................ 135-10 Grand Central Parkway,
                                                   Kew Gardens, N.Y.

       David D. Brown, III........................ 1350 Madison Avenue
                                                   New York 28, N.Y.]

  [SEVENTH: The Corporation is to have perpetual existence.]

  [EIGHTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.]

  [NINTH] *FIFTH*: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

    (1) [Directors need not be stockholders.] Election of directors need not be by ballot except only as the By-Laws may so provide. [Vacancies may be filled by the Board of Directors or by the stockholders as shall be provided in the By-Laws.]

    [(2) The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the Corporation, subject only to such limitations, if any, as may from time to time be imposed by law or by the By-Laws.]

    *(2) In furtherance of and not in limitation of powers conferred by statute, it is further provided that the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.*

    [(3) Subject to any provision of the By-Laws, the Board of Directors shall have power from time to time to determine whether, to what extent, at what times and places and under what conditions and regulations the accounts, books and papers of the Corporation (other than the stock ledger), or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account, book or paper of the Corporation except as conferred by statute or authorized by the By-Laws or by the Board of Directors.]

    [(4) No contract or other transaction between the Corporation and any other corporation shall be void or voidable because of the fact that any director of the Corporation is a director, officer, stockholder or creditor of such other corporation, if such contract or other transaction shall be approved or ratified by the affirmative vote of a majority of the directors present at a meeting of the Board of Directors or any committee of the Corporation having authority in the premises, who are not so interested. Any director,

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  individually, or any firm of which any director is a partner may be a party to or may be interested in any contract or other transaction of the Corporation if such contract or other transaction shall be approved or ratified by the affirmative vote of a majority of the directors present at a meeting of the Board of Directors or any committee of the Corporation having authority in the premises, who are not so interested. No director shall be liable to account to the Corporation for any profit realized by him from or through any such contract or other transaction of the Corporation ratified or approved as aforesaid, by reason of his interest in such contract or other transaction. Directors so interested may be counted when present at meetings of the Board of Directors or of such committee for the purpose of determining the existence of a quorum. Any director whose interest in any such contract or other transaction arises solely by reason of the fact that he is a director, officer, stockholder or creditor of such other corporation, or solely by reason of the fact that he is a partner, officer or creditor of such firm, when such contract or other transaction is made or carried out by officers or employees of the Corporation in the ordinary performance of their duties and without the actual participation of such director, shall not be deemed interested in such contract or other transaction under any of the provisions of this Paragraph (4), nor shall any such contract or other transaction be void or voidable, nor shall any such director be liable to account because of such interest, nor need any such interest be disclosed.]

    [(5) Any contract, transaction or act of the Corporation or the Board of Directors or of any committee which shall be ratified by a majority of a quorum of the stockholders entitled to vote at any annual meeting, or at any special meeting called for the purpose, shall be as valid and binding as though ratified by every stockholder of the Corporation; provided, however that any failure of the stockholders to approve or ratify such contract, transaction or act, when and if submitted, shall not of itself be deemed in anyway to invalidate the same or to deprive the Corporation, its directors or officers, of their right to proceed with such contract, transaction or act.]

    [(6) The Board of Directors shall have power from time to time to fix and determine and to vary the amount to be reserved as working capital, and, before the payment of any dividends or the making of any distribution of profits, it may set aside out of the net profits of the Corporation such sum or sums as it may, from time to time and in its absolute discretion think proper as additional working capital, or to meet contingencies, or for such corporate purpose as the Board shall think conducive to the interests of the Corporation, subject only to such limitations, if any, as the By-Laws of the Corporation may from time to time impose.]

    [(7)]*(3)* (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except as otherwise provided herein), by reason of the fact that he *or she* is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him *or her* in connection with such action, suit or proceeding if he *or she* acted in good faith and in a manner he *or she* reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his *or her* conduct was unlawful.

    (b) In the case of any action or suit by or in the right of the Corporation to procure a judgment in its favor, no indemnification shall be made (i) except for expenses (including attorneys' fees) or (ii) in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    (c) To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b), or in defense of

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

  any claim, issue or matter therein, he *or she* shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him *or her* in connection therewith.

    (d) Any indemnification under subsections (a) or (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he *or she* has met the applicable standard of conduct set forth in subsection (a) and (b). Such determination shall be (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he *or she* is not entitled to be indemnified by the Corporation as authorized in this section.

    (f) The indemnification and advancement of expenses provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his *or her* official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

    [(8) The Board of Directors shall have the power to establish stock option, bonus, profit-sharing, pension or other types in incentive, compensation or benefit plans for the employees (including officers and directors) of the Corporation and to fix the terms thereof and to determine the persons to participate in any such plans and the amounts of their respective participations, if any.]

    [(9) (a) If any Person (an "Acquiring Person") (i) who acquired any Common Stock pursuant to a Tender Offer becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding Common Stock or
  (ii) who is the beneficial owner, directly or indirectly, of more than 50% of the outstanding Common Stock becomes the beneficial owner, directly or indirectly, of any additional shares of Common Stock pursuant to a Tender Offer, each person who is then a Holder of Common Stock, other than the Acquiring Person or a transferee of the Acquiring Person shall have the right to have the Common Stock held by him or her redeemed by the Corporation unless the Corporation, acting through a majority of its Board of Directors, shall have recommended that the Tender Offer be accepted, as contemplated in clause (c).

    (b) For the purposes of this Section 9:

      (i) Person shall mean an individual, corporation, partnership, trust or other entity. When two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring Common Stock, the partnership, syndicate or group shall be deemed a "Person".

      (ii) A person shall be deemed to own beneficially all Common Stock with respect to which that person has the capability to control or influence the voting power or which that person has the immediate or future right to acquire, directly or indirectly, pursuant to agreements, through the exercise of options, warrants or rights or through the conversion of convertible securities or otherwise. All Common Stock which that person has the right to acquire shall be deemed to be outstanding, but Common Stock which any other person has the right to acquire shall not be deemed to be outstanding.

      (iii) A Holder on any date shall mean a person who is the record owner of Common Stock on that date or who becomes the record owner of Common Stock within 30 days after that date pursuant to the exercise of an option, right or warrant outstanding on that date or the conversion of convertible securities outstanding on that date.

      (iv) Tender Offer shall mean an offer to acquire shares for cash, securities or any other consideration or an acquisition pursuant to a request or invitation for tender.

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

    (c) Within 10 days after any Person makes a Tender Offer, the Corporation, acting through its Board of Directors, shall determine whether to recommend to the Holders acceptance of the Tender Offer. If the Corporation fails so to recommend acceptance, within 20 days after the Corporation receives notice that any Person has become an Acquiring Person, the Corporation shall advise each person who, on the date the person became an Acquiring Person, was a Holder or a potential Holder (by first class mail, postage prepaid, at the address shown on the records of the Corporation) of the right to have his or her shares redeemed and the procedures for such redemption. In the event that the Corporation fails to give notice as required by this clause (c), any Holder may serve written demand upon the Corporation to give such notice. If within 20 days after the receipt of written demand the Corporation fails to give the required notice, that Holder may at the expense and on behalf of the Corporation take such reasonable action as may be appropriate to give notice or to cause notice to be given pursuant to this clause (c). The Directors of the Corporation shall designate a redemption agent (the "Redemption Agent"), which shall be a corporation or association (i) organized and doing business under the laws of the United States of America or any State, (ii) subject to supervision or examination by Federal or State authority, (iii) having combined capital and surplus of at least $5,000,000 and (iv) having the power to exercise corporate trust powers. For a period of 30 days from the date of the mailing of the notice to the Holders and potential Holders, any Holder may, at his or her option, deposit with the Redemption Agent certificates representing all or less than all shares of Common Stock held of record by him or her and written notice that the Holder elects to have those shares redeemed pursuant to this Section 9. Redemption shall be deemed to have been effected at the close of business on the day such certificates are deposited in proper form with the Redemption Agent. The Corporation shall promptly deposit in trust with the Redemption Agent cash in an amount equal to the Aggregate Redemption Price of all of the Common Stock deposited with the Redemption Agent for purposes of redemption. As soon as practicable after receipt by the Redemption Agent of the cash deposited by the Corporation referred to in this clause (c), the Redemption Agent shall issue its checks payable to the order of the Holders entitled to receive the Redemption Price of the Common Stock in respect of which such case deposit was made.

    (d) The Redemption Price shall be the greater of the following amounts:

      (i) The highest price per share, including any commission paid to brokers or dealers, at which shares of Common Stock held by the Acquiring Person were acquired pursuant to a Tender Offer within 18 months prior to the notice to Holders referred to in clause (c). If the consideration paid in any such acquisition of Common Stock consisted, in whole or part, of consideration other than cash, the Board of Directors of the Corporation shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but the value shall not be less than the cash value, if any, ascribed to such consideration by the Acquiring Person.

      (ii) The book value per share of Common Stock, as determined in accordance with generally accepted accounting principles and as reflected in any published report by the Corporation as at the fiscal-year quarter ending immediately preceding the notice to Holders referred to in clause (c).]

  [TENTH: No stockholder of this Corporation shall have any preemptive right to purchase or subscribe for any part of any new or additional issue of stock, convertible securities, warrants or options, whether now or hereafter authorized and whether to be issued for money, property, services or otherwise.]

  [ELEVENTH: A. Except as otherwise provided by Paragraph B of this Article ELEVENTH, the votes of the holders of 66 2/3% of the shares of stock then entitled to vote for the election of directors of the Corporation ("Voting Stock") shall be required for any of the following actions:

    (1) merge the Corporation into another corporation or other business entity;

    (2) merge another corporation or other business entity into the Corporation;

    (3) consolidate with another corporation or other business entity;

    (4) sell, exchange, lease or otherwise transfer all or substantially all of the Corporation's assets to any other person;

    (Note: Material between asterisks (*) has been added; bracketed ([   ])
                          material has been removed.)

    (5) dissolve;

    (6) amend the Corporation's Certificate of Incorporation; or

    (7) amend the Corporation's By-laws or ratify the amendment thereof by the Corporation's Board of Directors.
  B. If any corporation or other business entity, together with all affiliates thereof, owns beneficially, directly or indirectly, 25% or more of the outstanding Common Stock (a "Related Entity"), the vote of the holders of 85% of all shares of the Voting Stock exclusive of all shares the Voting Stock held by Related Entities shall be required for any of the following actions:

    (1) merge the Corporation into a Related Entity;

    (2) merge a Related Entity into the Corporation;

    (3) consolidate with a Related Entity;

    (4) sell, exchange, lease or otherwise transfer all or substantially all of the Corporation's assets to a Related Entity;

    (5) acquire an interest in a Related Entity through the issuance of the Corporation's stock, exchange of Corporation's assets or otherwise;

    (6) enter into any agreement to take any of the actions contemplated by the immediately preceding clauses 1 through 5;

    (7) any further amendment of the Corporation's Certificate of Incorporation relating to the actions contemplated by the immediately preceding clauses 1 through 6 or amendment of the Corporation's By-laws or ratify the amendment thereof by the Corporation's Board of Directors in such regard.

  For the purpose of this Article ELEVENTH, an "affiliate" of any entity shall be any person which controls, is controlled by or is under common control with that entity, and any officer or director of that entity or any other affiliate thereof and any person which owns beneficially, directly or indirectly, 10% or more of any class of equity securities of that entity or any other affiliate thereof.]

  [TWELFTH] *SIXTH*: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred herein on stockholders are subject to this reserved power.

  [THIRTEENTH] *SEVENTH*: *Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no* [No] director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for *any* breach of fiduciary duty as a director *notwithstanding any provision of law imposing such liability.* [; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. The foregoing provisions of this Article shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this Article becomes effective.] No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                                                  SKU 0966-PS-99

                                 FORM OF PROXY

                          THERMO ELECTRON CORPORATION

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 27, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned hereby appoints George N. Hatsopoulos, Theo Melas-Kyriazi and Arvin H. Smith, and each of them, proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Thermo Electron Corporation held of record by the undersigned on April 7, 1999, at the Annual Meeting of the Stockholders to be held at The Westin Hotel, 70 Third Avenue, Waltham, Massachusetts, on Thursday, May 27, 1999, at 3:00 p.m., and at any postponement or adjournment thereof, as set forth on the reverse side hereof, and in their discretion upon any other business that may properly come before the meeting.

     The Proxy will be voted as specified, or if no choice is specified, FOR the election of the nominees for director, FOR Proposal 2 and AGAINST Proposals 3 and 4, if presented at the meeting, and as said proxies deem advisable on such other matters as may properly come before the meeting.


           (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

        Please mark your
[ x ]   votes as in this
        example.

The Board of Directors recommends a vote For Proposals 1 and 2.

1.   ELECTION OF DIRECTORS OF THE COMPANY (see reverse).

Nominees: John N. Hatsopoulos, Robert A. McCabe, Hutham S. Olayan and
          Richard F. Syron.

FOR ALL NOMINEES         [    ]

WITHHELD FROM ALL NOMINEES    [     ]


FOR, except vote withheld for the following nominee(s): ______________________


                                                        FOR   AGAINST ABSTAIN
2.   Approve an amendment and restatement
     of the Corporation's certificate of               [   ]   [   ]    [  ]
     incorporation.


The Board of Directors recommends a vote AGAINST Proposals 3 and 4.

                                                        FOR   AGAINST ABSTAIN

3.   Approve a stockholder proposal to request         [   ]   [   ]    [  ]
     the Corporation to endorse the CERES Principles.

                                                        FOR   AGAINST ABSTAIN
4.   Approve a stockholder proposal to request
     the Corporation to amend the Corporation's        [   ]   [   ]    [  ]
     certificate of incorporation such that the chief executive officer of the Corporation shall always be a direct lineal descendant of the founder of the Corporation.

5. In their discretion on such other matters as may properly come before the meeting.

(This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.


SIGNATURE(S)_______________________________________   DATE_________________